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                                                                   EXHIBIT 10.67

                              EMPLOYMENT AGREEMENT
                              --------------------


          This Employment Agreement ("Agreement") is made as of October 1, 1995 by and between United Stationers Supply Co., an Illinois corporation (the "Company") and Daniel H. Bushell ("Bushell").

          In consideration of the mutual promises and agreements contained in this Agreement, the Company hereby employs Bushell, and Bushell accepts employment with the Company on the terms and conditions contained in this Agreement.

          1. Term of Employment. The term of employment shall commence as of the date of this Agreement and shall continue until September 30, 1997, and thereafter shall be extended automatically for additional one-year periods unless written notice is given by either party to the other at least 60 days prior to the end of such term, or any extension thereof.

          2. Position and Duties. During the term of employment, Bushell shall serve as an Executive Vice President and Chief Financial Officer of the Company, and, in accordance with the authority and direction of the board of directors of the Company (the "Board") shall render such administrative, financial and other services to the Company as may be required of such position or as the Board may from time to time direct. Bushell shall be available at all reasonable times for consultation with the Board on matters relating to the Company's, or its affiliates' business.

          Bushell shall devote his best efforts and his full and exclusive business time and attention (except for reasonable periods of vacation, illness or other incapacity) to the business and affairs of the Company and its affiliates.

          3. Compensation. During the term of employment, Bushell shall be compensated as follows:

          3.1. Base Salary. Bushell shall receive a base salary of no less than $225,000.00 per year, payable in accordance with the Company's normal payment schedule for management employees. The base salary shall be reviewed by the Board annually and may, in the Board's sole discretion, be increased when deemed appropriate.

          3.2. Bonus. Bushell shall be eligible to participate in any bonus plans approved by the Board and made generally available to senior management employees of the Company, and shall be entitled to such bonus amounts as shall be determined in accordance with such plans.

          3.3. Benefits. Bushell shall be included, to the extent eligible, in all plans, programs and policies providing general employee benefits for the Company's employees or its senior management employees (as approved by the Board and in effect from time to time). The benefit plans, programs and policies presently in effect are listed on Exhibit A
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     attached to this Agreement.  This paragraph shall not be construed to require the Company to establish or maintain any policy, plan or program.

     4.   Confidential Information.

     4.1. Bushell acknowledges the Company's exclusive ownership of all information useful in the Company's business (including its dealings with suppliers, customers and other third parties, whether or not a true "trade secret"), which at the time or times concerned is not generally known to persons engaged in businesses similar to those conducted by the Company, and which has been or is from time to time disclosed to, discovered by, or otherwise known by Bushell as a consequence of his employment by the Company (including information conceived, discovered or developed by Bushell during his employment with the Company or with Associated Stationers, Inc.) (collectively, "Confidential Information"). Confidential Information includes, but is not limited to the following especially sensitive types of information:

          (i) The identity, purchase and payment patterns of, and special relations with, the Company's customers;

          (ii) The identity, net prices and credit terms of, and special relations with, the Company's suppliers;

          (iii)  The Company's inventory selection and management techniques;

          (iv)   The Company's product development and marketing plans; and

          (v) The Company's finances, except to the extent publicly disclosed.

     4.2. The term "Proprietary Materials" shall mean all business records, documents, drawings, writings, software, programs and other tangible things which were or are created or received by or for the Company in furtherance of its business, including, by or but not limited to, those which contain Confidential Information. For example, Proprietary Materials include, but are not limited to, the following especially sensitive types of materials: applications software, the data bases of Confidential Information maintained in connection with such software, and printouts generated from such data bases; market studies and strategic plans; customer, supplier and employee lists; contracts and correspondence with customers and suppliers; documents evidencing transactions with customers and supplier; sales calls reports, appointment books, calendars, expense statements and the like, reflecting conversations with any company, customer or supplier; architectural plans; and purchasing, sales and policy manuals. Proprietary Materials also include, but are not limited to, any such things which are created by Bushell or with Bushell's assistance and all notes, memoranda and the like prepared using the Proprietary Materials and/or Confidential Information.

     4.3. While some of the information contained in Proprietary Materials may have been known to Bushell prior to employment with the Company, or may now or in the future be in the public domain, Bushell acknowledges that the compilation of that information contained in the

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Proprietary Materials has or will cost the Company a great effort and expense, and affords persons to whom Proprietary Materials are disclosed, including Bushell, a competitive advantage over persons who do not know the information or have the compilation of the Proprietary Materials. Bushell further acknowledges that Confidential Information and Proprietary Materials include commercially valuable trade secrets and automatically become the Company's exclusive property when they are conceived, created or received. Bushell shall report to the Company fully and promptly, orally (or, at the Company's request, in writing) all discoveries, inventions and improvements, whether or not patentable, and all other ideas, developments, processes, techniques, designs and other information which may be of benefit to the Company, which Bushell conceives, makes or develops during his employment (whether or not during working hours or with use or assistance of Company facilities, materials or personnel, and which either
(i) relate to or arise out of any part of the Company's business in which Bushell participates, or (ii) incorporate or make use of Confidential Information or Proprietary Materials) (all items referred to in this Section 4.3 being sometimes collectively referred to herein as the "Intellectual Property"). All Intellectual property shall be deemed Confidential Information of the Company, and any writing or other tangible things describing, referring to, or containing Intellectual Property shall be deemed the Company's Proprietary Materials. At the request of the Company, during or after the term of employment, Bushell (or after Bushell's death, Bushell's personal representative) shall, at the expense of the Company, make, execute and deliver all papers, assignments, conveyances, installments or other documents, and perform or cause to be performed such other lawful acts, and give such testimony, as the Company deems necessary or desirable to protect the Company's ownership rights and Intellectual Property.

     4.4. Confidentiality Duties. Bushell shall, except as may be required by law, during the term of employment, and thereafter for the longest time permitted by applicable law:

          4.4.1. Comply with all of the Company's instructions (whether oral or written) for preserving the confidentiality of Confidential Information and Proprietary Materials.

          4.4.2. Use Confidential Information and Proprietary Materials only at places designated by the Company, in furtherance of the Company's business, and pursuant to the Company's directions.

          4.4.3. Exercise appropriate care to advise other employees of the Company (and, as appropriate, subcontractors) of the sensitive nature of Confidential Information and Proprietary materials prior to their disclosure, and to disclose the same only on a need-to-know basis.

          4.4.4. Not copy all or any part of Proprietary Materials, except as the Company directs.

          4.4.5. Not sell, give, loan or otherwise transfer any copy of all or any part of Proprietary Materials to any person who is not an employee of the Company, except as the Company directs.

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          4.4.6.  Not publish, lecture on or otherwise disclose to any person who is not an employee of the Company, except as the Company directs, all or any part of Confidential Information or Proprietary Materials.

          4.4.7. Not use all or any part of any Confidential Information or Proprietary Materials for the benefit of any third party without the Company's written consent.

     Upon the termination of Bushell's employment for whatever reason, Bushell (or in the event of death, Bushell's personal representative) shall promptly surrender to the Company the original and all copies of Proprietary Materials (including all notes, memoranda and the like concerning or derived therefrom), whether prepared by Bushell or others, which are then in Bushell's possession or control. Records of payments made by the Company to or for the benefit of Bushell, Bushell's copy of this Agreement and other such things, lawfully possessed by Bushell which relate solely to taxes payable by Bushell, employee benefits due to Bushell or the terms of Bushell's employment with the Company, shall not be deemed Proprietary Materials for purposes of this Section 4.

     5.    Non-competition.

     5.1. During Bushell's employment, and during the two year period following his employment), Bushell shall not, in any way, directly or indirectly, manage, operate, control (or participate in any of the foregoing), accept employment or a consulting position with or otherwise advise or assist or be connected with or directly or indirectly own or have any other interest in or right with respect to (other than through ownership of not more than 1% of the outstanding shares of a corporation's stock which is listed on a national securities exchange) any enterprise (other than for the Company or for the benefit of the Company) which is a wholesaler of office products having annual sales in excess of $1,000,000.

     5.2. Notwithstanding Section 5.1., following the term of employment, Bushell may be engaged in the business of selling office products at retail and Bushell may be engaged by any company whose principal business is the manufacture of office products.

     5.3. Bushell recognizes that the foregoing limitations are reasonable and properly required for the adequate protection of the business of the Company.
If any such limitations are deemed to be unreasonable by a court having jurisdiction of the matter and parties, Bushell hereby agrees and submits to the reduction of any such limitations to such territory or time as to such court shall appear reasonable.

     5.4. If Bushell shall be in violation of any of the foregoing restrictive covenants and if the Company seeks relief from such breach in any court or other tribunal, such covenants shall be extended for a period of time equal to the pendency of such proceedings, including all appeals.

     5.5. Bushell agrees that the remedy at law for any breach of the provisions of Section 4 or this Section 5 shall be inadequate and that the Company shall be entitled to injunctive relief in addition to any other remedies it may have.

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     6.   Termination and Severance.

     6.1. Resignation. If Bushell resigns on or before March 30, 1996, he shall be entitled to receive:

          6.1.1. the unpaid portion of his base salary and accrued vacation pay attributable to all periods prior to and including the date of his resignation, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of his resignation; plus

          6.1.2. a severance amount equal to two times his current base salary plus two times the amount of his bonuses earned from the Company for the year 1995, payable in equal installments on the Company's regular pay schedule commencing within 30 days from the date of resignation and continuing for 24 months (the "Severance Period"); provided, however, such amount shall be reduced by the amount of compensation earned by Bushell from any other employment or consulting arrangement during the Severance Period; and

          6.1.3. in addition, Bushell shall be entitled to participate in the Company's health plan for the Severance Period, as if he were an employee.

     If Bushell resigns on or after March 31, 1996, or if Bushell gives notice to the Company of non-extension of the term of employment pursuant to Paragraph 1, he shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to and including the date of resignation, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination.

     6.2. By Bushell For Good Reason. Bushell may elect to terminate his employment by written notice to the Company within 60 days after the occurrence of any of the following events without Bushell's consent, any of which shall be deemed "Good Reason":

          (a)  the reduction of Bushell's base salary;

          (b) the exclusion of Bushell from, or diminution in Bushell's participation in, any pension, bonus, management incentive, profit sharing and other similar incentive, compensation or deferred compensation plans made available to employees of the Company, officers or senior management personnel of the Company, other than exclusions, changes or diminutions applicable to all employees, officers or senior management personnel; or

          (c) any diminution in expense reimbursement benefits enjoyed by Bushell, except pursuant to a general change in the Company's reimbursement policies; or

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          (d)  any material reduction in Bushell's title or duties which has the effect of materially reducing Bushell's status within the Company;
     provided, however, that any change in the office or officer to whom Bushell reports, or in Bushell's duties or title which does not diminish Bushell's status within the Company, shall not be deemed "Good Reason"; or

          (e) any relocation of the Company's headquarters outside of the Chicago metropolitan area; or

          (f) the breach by the Company of any of its covenants or obligations under this Agreement.

     If the employment is terminated by Bushell for Good Reason, Bushell shall be entitled to receive:

          6.2.1. the unpaid portion of his base salary for the remainder of his term of employment, payable on the Company's regular pay schedule; and

          6.2.2. reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the termination; and

          6.2.3. a severance amount equal to two times his base salary, plus two times his bonuses earned from the Company for the calendar year preceding the year in which notice is given by Bushell to the Company, payable in equal installments on the Company's regular pay schedule, commencing within 30 days after receipt by the Company of written notice from Bushell and continuing for 24 months; and

          6.2.4. Bushell shall be entitled to continue to participate in the Company's health plan for a period of two years following the date of the notice from Bushell, as if he were an employee.

     6.3. By Expiration of the Term of Employment. If the term of employment expires and notice has been given by the Company that the term will not be extended or further extended pursuant to Paragraph 1 of this Agreement, Bushell shall be entitled to receive:

          6.3.1 Accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the expiration of the Term of Employment; and

          6.3.2 A severance amount equal to his base salary plus his bonus earned for the calendar year preceding the date of expiration, payable in equal installments on the Company's regular pay schedule commencing within 30 days and continuing for 12 months; and


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          6.3.3  in addition, Bushell shall be entitled to participate in the
     Company's health plan for a period of 12 months following the expiration of the term as if he were an employee.

     6.4. By Company For Cause. "Cause" means Bushell's (a) conviction of, or plea of nolo contendere to a felony; (b) theft or embezzlement, or attempted theft or embezzlement, of money or property or assets of the Company or any of its affiliates; (c) use of illegal drugs; (d) material breach of this Agreement; (e) commission of any act or acts of moral turpitude in violation of Company policy; (f) gross negligence or willful misconduct in the performance of his duties; or (g) breach of any fiduciary duty owed to the Company, including, without limitation, engaging in directly competitive acts while employed by the Company.

     6.4.1 The Company may terminate the employment at any time for Cause (as hereinafter defined). If Bushell is terminated by the Company for Cause, Bushell shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to all periods prior to and including the date of his termination, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of his termination.

     6.4.2 In addition, if Bushell is terminated by the Company for Cause (but not otherwise), the Company and/or its designee(s) shall have the option ("Option") to purchase all or any portion of the shares of common stock of United Stationers Inc. held by Bushell. If the Company exercises such Option, Bushell agrees to sell said shares to the Company or its designee(s).

               The Company shall give written notice to Bushell of its election to exercise the Option within one year from the date of termination of Bushell's employment for Cause. If no notice is given within the time specified, the Option shall terminate.

               The purchase price to be paid for the shares purchased pursuant to the Option shall be the closing sale price of the common stock for the day preceding the date the Option is exercised, as reported on a national stock exchange or on the NASDAQ National Market System, or if there were no sales on such date, the next preceding day on which there were sales, or if the common stock is not listed for quotation on the NASDAQ National Market System or on a national stock exchange, the value of such common stock on such date as determined by the Board of Directors of United Stationers Inc. in good faith.

               The purchase price shall be paid in cash.  The closing of the purchase shall take place at the Company's principal executive offices within 10 days after the purchase price has been determined, at which time Bushell shall deliver to the purchaser the certificates evidencing the common shares being purchased, duly endorsed.

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               To ensure the enforeceability of the Company's right under this
          Section, each certificate representing common stock of United Stationers Inc. held by Bushell shall bear a conspicuous legend in form acceptable to the Company.

     6.5. By the Company. The Company may terminate Bushell's employment on written notice to Bushell at any time. If Bushell's employment is terminated by the Company, other than for Cause, Bushell shall be entitled to receive only:

          6.5.1. the unpaid portion of his base salary for the remaining portion of the term of employment, payable on the Company's regular pay schedule; and

          6.5.2. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          6.5.3.  either:

               6.5.3.1. if the termination is prior to the first anniversary of this Agreement, severance pay equal to two times his base salary plus two times his bonuses earned from the Company for 1995, payable in equal installments on the Company's regular pay schedule commencing within 30 days after Bushell's receipt of the notice from the Company and continuing for 24 months; provided however, such amount shall be reduced by the amount of compensation earned by Bushell from any other employment or consulting arrangement during the severance period; or

               6.5.3.2. if the termination is on or after the first anniversary of this Agreement, but before the second anniversary, severance pay equal to two times his base salary plus two times his bonuses earned from the Company for 1995, reduced (a) by 1/24th for each full month of employment after the first anniversary of this Agreement and, (b) by the amount of compensation earned by Bushell from any other employment or consulting arrangement during the severance period; or

               6.5.3.3. if the termination is on or after the second anniversary of this Agreement, severance pay equal to his base pay plus his bonuses for the year preceding the year of termination; and

          6.5.4. in addition, Bushell shall be entitled to participate in the Company's health plan for a period equal to the applicable severance period, as if he were an employee.

     6.6. By Death or Disability. If Bushell's employment is terminated due to his death or permanent disability, Bushell shall be entitled to severance pay in accordance with the provisions of 6.5.2 and 6.5.3 above. In addition, if Bushell's spouse is then living, for the remainder of such spouse's life the Company shall continue to provide health coverage for


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Bushell's spouse and dependent children in accordance with the Company's health plans made generally available to employees of the Company, without cost to the Bushell's spouse. Nothing in this Agreement shall affect Bushell's right to receive death benefit payments under any policy of insurance carried by the Company and payable to Bushell or his designated beneficiary.

     6.7. Retirement. Bushell agrees that, in any event, his employment shall terminate automatically on his sixty-fifth birthday. If his employment is terminated pursuant to this Section 6.7., Bushell shall be entitled to:

          6.7.1. accrued vacation pay and reimbursement for reasonable expenses incurred on behalf of the Company prior to the date of termination, and

          6.7.2. in addition, Bushell shall be entitled to participate in the Company's health plan for retirees.

     7. Change in Control. In the event of a Change in Control, provided Bushell is either (a) still employed by the Company 6 months after the date of the Change in Control, or (b) has been terminated by the Company during that 6-month period other than for Cause, Bushell shall be entitled to resign before the first anniversary of the Change in Control. Upon termination of his employment after a Change in Control, except by Bushell's resignation within six months after the Change in Control or by the Company for Cause, Bushell shall be entitled to:

          7.1. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          7.2. severance pay equal to two times his base salary plus two times his bonuses earned from the Company for 1995, payable in equal installments on the Company's regular pay schedule commencing within 30 days after termination of Bushell's employment and continuing for 24 months; provided however, such amount shall be reduced by the amount of compensation earned by Bushell from any other employment or consulting arrangement during the severance period.

     "Change in Control" shall mean a change in control of a nature that would be required to be reported in responses to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended and presently in force (the "Exchange Act"); provided that, without limitation, a Change in Control shall be deemed to have occurred if (a) any Person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of United Stationers Inc. representing thirty percent (30%) or more of the combined voting power of United Stationers Inc.'s then outstanding equity having the power to seat the Board generally, or
(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by United Stationers Inc.'s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.


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     8.  Medical Benefits.  The Company makes the following covenants to Bushell with respect to Bushell's medical benefits ("Medical Benefits"):

          8.1 In the event the United Stationers Medical Plan ("Plan") remains in effect and Bushell's employment with the Company terminates for any reason, Bushell (and Bushell's covered dependents at the time of such termination of employment) shall be entitled to continue to participate in the Plan until Bushell attains age sixty-five (65), and Bushell's spouse shall be entitled to continue to participate, in her own right, in the Plan until Bushell's spouse attains age sixty-five (65), but not for a period in excess of ten (10) years following Bushell's termination of employment with the Company; provided that, in the event Bushell terminates employment with the Company prior to attaining age fifty-five (55) Bushell (and Bushell's covered dependents at the time of such termination of employment) shall have the right to participate in the Plan for a period of ten (10) years, such period to commence on either Bushell's termination of employment with the Company or the date Bushell attains age fifty-five (55) as Bushell shall elect in writing at the time of his termination of employment, under the same terms and conditions applicable to persons who are provided coverage as active employees under the Plan; provided, however, that a minimum $1,000,000 Comprehensive Medical Lifetime Maximum Payment shall remain applicable to Bushell (and Bushell's covered dependents at the time of the termination of employment).

          8.2 In the event of the termination of the Plan or any cessation of coverage under the Plan not occurring in accordance with the terms of the Plan as in effect on September 1, 1995 (the date any such event first occurs being referred to as the 'Coverage Cessation Date'), Bushell shall be entitled to and the Company shall pay to Bushell THREE THOUSAND SEVENTY DOLLARS ($3,070.00) per month for the period commencing on the first day of the month following the month in which the Coverage Cessation Date occurs and ending on the first to occur of:

               (i) the later of the date Bushell or Bushell's spouse attains age sixty-five (65);

               (ii) in the event of the death of Bushell, the date the spouse of Bushell attains age sixty-five (65);

               (iii) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

               (iv)   March 30, 1998.

          8.3 After the Coverage Cessation Date, the Company shall pay claims or reimburse expenses for those medical expenses which are considered deductible under section 213 of the Code or any successor provision, (without regard to any applicable threshold for deductibility) to Bushell, subject to the following terms and conditions:


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               (i)    Bushell (or any of Bushell's covered dependents as of the
          Coverage Cessation Date) if covered by a medical plan maintained by Bushell's then current employer or a medical plan maintained by the employer of the spouse of Bushell, has exceeded the lifetime maximum benefit provided in such plan;

               (ii) payment of medical expenses or reimbursement for such claims under this subsection 8.3 shall not in the aggregate exceed the lesser of the following amounts:

                    (a) a maximum of $300,000 for Bushell and all dependents (on an aggregate basis) of Bushell as of the Coverage Cessation Date; or

                    (b) the amount by which $700,000 exceeds the aggregate amount of all medical claims under this subsection 8.3 for the group of employees referred to as "Contract Officers" under the Plan (including all covered dependents of such Contract
               Officers as of the Coverage Cessation Date) prior to the date of the requested payment by the Contract Officer; and

               (iii) reimbursement for such claims under this subsection 8.3 shall be made for the period commencing on the Coverage Cessation Date and ending on the first to occur of:

                    (a) the later of the date Bushell or Bushell's spouse attains age sixty-five;

                    (b) in the event of the death of Bushell, the date the spouse of Bushell attains age sixty-five (65);

                    (c) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

                    (d)  March 30, 1998.

     The coverage provided under this Section 8.3 shall be separate and in addition to the coverage provided under Section 8.2 above.

          8.4 In addition, if Bushell is or becomes an eligible retired officer in accordance with the definition of a "retired officer" contained in the Company's Officer Medical Expense Reimbursement Policy (presently LD-3) ("Policy"), or a similar policy, Bushell shall be entitled to the medical expense reimbursement benefits thereof whether or not the Policy is later modified or revoked.

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     9.   Miscellaneous.

          9.1. All notices hereunder shall be given in writing and sent to the party for whom such is intended by hand delivery or United States certified or registered mail, return receipt requested, postage prepaid, or overnight courier service, addressed to the party for whom intended at the following respective addresses:

                If to the Company:  United Stationers Supply Co.
                                    2200 E. Golf Road
                                    Des Plaines, IL  60016
                                    Attn: President

                If to Bushell:      1829 Morgan Circle
                                    Naperville, IL 60565

     or to such other persons and/or at such other addresses as may be designated by written notice served in accordance with the provisions hereof. Such notices shall be deemed to have been served, if hand delivered, on the day delivered, and if mailed, on the third day following the date deposited in the mail. Urgent notices shall be given by Telex or cable to the same addresses and confirmed by mail as provided above. All notices sent by Telex or cable shall be deemed to have been served upon receipt of the Telex or cable, but only if in fact confirmed by mail promptly after dispatch of the Telex or cable.

          9.2 This Agreement and all rights and benefits hereunder are personal to Bushell and neither this Agreement nor any right or interest of Bushell herein, or arising hereunder, shall be voluntarily or involuntarily sold, transferred or assigned by Bushell. Any attempt by Bushell to assign, execute, attach, transfer, pledge, hypothecate or otherwise dispose of any such benefits or amounts or any rights or interests contrary to the foregoing provisions, or the levy or attachment or similar process thereupon, shall be null and void and of no effect and shall relieve the Company of all liabilities hereunder. This Agreement and all of the Company's right and obligations hereunder may be assigned and/or delegated, as the case may be, without Bushell's consent, to any entity which merges with the Company or which acquires substantially all of the assets of the Company and which agrees to be bound hereby. The enforceability of Bushell's rights under the Agreement shall not be affected by any assignment or merger.

          9.3 This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns.

          9.4 This Agreement constitutes the entire agreement between the parties and contains all the agreements between such parties with respect to the subject matter hereof. This Agreement supersedes all other agreements, oral or in writing, between the parties with respect to the subject matter hereof, including but not limited to the Employment Agreement between Bushell and Associated Stationers, Inc. dated January 31, 1992.

          9.5 No change or modification of this Agreement shall be valid unless the same shall be approved by the Board and in writing and signed by Bushell and an authorized representative of the Company other than Bushell. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

          9.6 If any provisions of this Agreement (or portions thereof) shall, for any reason, be invalid or unenforceable, such provisions (or portions thereof) shall be ineffective only to the extent of such invalidity or unenforceability, and the remaining provisions or portions shall nevertheless be valid, enforceable and of full force and effect.

          9.7 The Section or paragraph headings or titles are for convenience only and shall not be deemed a part of this Agreement.

          9.8 This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute a single instrument.

          9.9 If Bushell or his estate or designee prevails in any action to enforce their rights under this Agreement, they shall be entitled to receive their attorneys' fees, costs and expenses incurred in enforcing their rights under this Agreement, as well as interest at the Prime Rate as publicly announced by The Northern Trust Company from time to time on the amount of the judgment from the date of demand for payment hereunder through the date of receipt of the amount of the judgment.

     10. Arbitration. Each of the undersigned hereby agrees that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including but not limited to any claims of discrimination and wrongful termination, will be submitted for arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

                                       UNITED STATIONERS SUPPLY CO.,
                                       an Illinois corporation


ATTEST:_______________________         By:__________________________
          Ted S. Rzeszuto                 Tom Sturgess
          Assistant Secretary             Chairman of the Board and
                                          Chief Executive Officer


                                       _____________________________________
                                          Daniel H. Bushell

                                   EXHIBIT A
                            TO EMPLOYMENT AGREEMENT
                               DANIEL H. BUSHELL

     The following are benefit plans, programs and policies in which Bushell is entitled to participate as of October 1, 1995:

          United Stationers Supply Co. Pension Plan
          Associated Stationers/United Stationers Inc. Profit Sharing PluSavings
            Plan
          United Stationers Inc. Flexible Spending Plan
          United Stationers Management Incentive Plan
          United Stationers Inc. Management Equity Plan
          United Group Medical and Dental Benefit Plans
          Officer Medical Expense Reimbursement Policy
          Retiree Health Plan
          Annual physical exam at Company expense
          Leased auto or equivalent cash compensation in accordance with Policy Group Term Life Insurance - 2 1/2 times base salary
          Travel and Accident Insurance - $300,000
          Split Dollar Life Insurance
          Disability Insurance in accordance with insurance policy
          Club and Association Dues - in accordance with Company Policy Financial and Tax Consulting - and tax return preparation, in accordance with Company Policy

          Officer Indemnification and Insurance - D&O insurance is provided on a claims-made basis; and Restated Certificate of Incorporation, and Delaware and Illinois law provide indemnification of officers and directors

          Other - Vacations in accordance with Company Policy; other benefits that may from time to time be made available to employees generally

                              EMPLOYMENT AGREEMENT
                              --------------------


          This Employment Agreement ("Agreement") is made as of October 1, 1995 by and between United Stationers Supply Co., an Illinois corporation (the "Company") and Michael D. Rowsey ("Rowsey").

          In consideration of the mutual promises and agreements contained in this Agreement, the Company hereby employs Rowsey, and Rowsey accepts employment with the Company on the terms and conditions contained in this Agreement.

          1. Term of Employment. The term of employment shall commence as of the date of this Agreement and shall continue until September 30, 1997, and thereafter shall be extended automatically for additional one-year periods unless written notice is given by either party to the other at least 60 days prior to the end of such term, or any extension thereof.

          2. Position and Duties. During the term of employment, Rowsey shall serve as an Executive Vice President of the Company, and, in accordance with the authority and direction of the board of directors of the Company (the "Board") shall render such administrative, sales and other services to the Company as may be required of such position or as the Board may from time to time direct. Rowsey shall be available at all reasonable times for consultation with the Board on matters relating to the Company's, or its affiliates' business.

          Rowsey shall devote his best efforts and his full and exclusive business time and attention (except for reasonable periods of vacation, illness or other incapacity) to the business and affairs of the Company and its affiliates.

     3. Compensation. During the term of employment, Rowsey shall be compensated as follows:

          3.1. Base Salary. Rowsey shall receive a base salary of no less than $255,000.00 per year, payable in accordance with the Company's normal payment schedule for management employees. The base salary shall be reviewed by the Board annually and may, in the Board's sole discretion, be increased when deemed appropriate.

          3.2. Bonus. Rowsey shall be eligible to participate in any bonus plans approved by the Board and made generally available to senior management employees of the Company, and shall be entitled to such bonus amounts as shall be determined in accordance with such plans.

          3.3. Benefits. Rowsey shall be included, to the extent eligible, in all plans, programs and policies providing general employee benefits for the Company's employees or its senior management employees (as approved by the Board and in effect from time to time). The benefit plans, programs and policies presently in effect are listed on Exhibit A attached to this Agreement. This paragraph shall not be construed to require the Company to establish or maintain any policy, plan or program.

     4.   Confidential Information.

     4.1. Rowsey acknowledges the Company's exclusive ownership of all information useful in the Company's business (including its dealings with suppliers, customers and other third parties, whether or not a true "trade secret"), which at the time or times concerned is not generally known to persons engaged in businesses similar to those conducted by the Company, and which has been or is from time to time disclosed to, discovered by, or otherwise known by Rowsey as a consequence of his employment by the Company (including information conceived, discovered or developed by Rowsey during his employment with the Company or with Associated Stationers, Inc.) (collectively, "Confidential Information"). Confidential Information includes, but is not limited to the following especially sensitive types of information:

          (i) The identity, purchase and payment patterns of, and special relations with, the Company's customers;

          (ii) The identity, net prices and credit terms of, and special relations with, the Company's suppliers;

          (iii)  The Company's inventory selection and management techniques;

          (iv)   The Company's product development and marketing plans; and

          (v) The Company's finances, except to the extent publicly disclosed.

     4.2. The term "Proprietary Materials" shall mean all business records, documents, drawings, writings, software, programs and other tangible things which were or are created or received by or for the Company in furtherance of its business, including, by or but not limited to, those which contain Confidential Information. For example, Proprietary Materials include, but are not limited to, the following especially sensitive types of materials: applications software, the data bases of Confidential Information maintained in connection with such software, and printouts generated from such data bases; market studies and strategic plans; customer, supplier and employee lists; contracts and correspondence with customers and suppliers; documents evidencing transactions with customers and supplier; sales calls reports, appointment books, calendars, expense statements and the like, reflecting conversations with any company, customer or supplier; architectural plans; and purchasing, sales and policy manuals. Proprietary Materials also include, but are not limited to, any such things which are created by Rowsey or with Rowsey's assistance and all notes, memoranda and the like prepared using the Proprietary Materials and/or Confidential Information.

     4.3. While some of the information contained in Proprietary Materials may have been known to Rowsey prior to employment with the Company, or may now or in the future be in the public domain, Rowsey acknowledges that the compilation of that information contained in the

Proprietary Materials has or will cost the Company a great effort and expense, and affords persons to whom Proprietary Materials are disclosed, including Rowsey, a competitive advantage over persons who do not know the information or have the compilation of the Proprietary Materials. Rowsey further acknowledges that Confidential Information and Proprietary Materials include commercially valuable trade secrets and automatically become the Company's exclusive property when they are conceived, created or received. Rowsey shall report to the Company fully and promptly, orally (or, at the Company's request, in writing) all discoveries, inventions and improvements, whether or not patentable, and all other ideas, developments, processes, techniques, designs and other information which may be of benefit to the Company, which Rowsey conceives, makes or develops during his employment (whether or not during working hours or with use or assistance of Company facilities, materials or personnel, and which either
(i) relate to or arise out of any part of the Company's business in which Rowsey participates, or (ii) incorporate or make use of Confidential Information or Proprietary Materials) (all items referred to in this Section 4.3 being sometimes collectively referred to herein as the "Intellectual Property"). All Intellectual property shall be deemed Confidential Information of the Company, and any writing or other tangible things describing, referring to, or containing Intellectual Property shall be deemed the Company's Proprietary Materials. At the request of the Company, during or after the term of employment, Rowsey (or after Rowsey's death, Rowsey's personal representative) shall, at the expense of the Company, make, execute and deliver all papers, assignments, conveyances, installments or other documents, and perform or cause to be performed such other lawful acts, and give such testimony, as the Company deems necessary or desirable to protect the Company's ownership rights and Intellectual Property.

     4.4. Confidentiality Duties. Rowsey shall, except as may be required by law, during the term of employment, and thereafter for the longest time permitted by applicable law:

          4.4.1. Comply with all of the Company's instructions (whether oral or written) for preserving the confidentiality of Confidential Information and Proprietary Materials.

          4.4.2. Use Confidential Information and Proprietary Materials only at places designated by the Company, in furtherance of the Company's business, and pursuant to the Company's directions.

          4.4.3. Exercise appropriate care to advise other employees of the Company (and, as appropriate, subcontractors) of the sensitive nature of Confidential Information and Proprietary materials prior to their disclosure, and to disclose the same only on a need-to-know basis.

          4.4.4. Not copy all or any part of Proprietary Materials, except as the Company directs.

          4.4.5. Not sell, give, loan or otherwise transfer any copy of all or any part of Proprietary Materials to any person who is not an employee of the Company, except as the Company directs.

          4.4.6. Not publish, lecture on or otherwise disclose to any person who is not an employee of the Company, except as the Company directs, all or any part of Confidential Information or Proprietary Materials.

          4.4.7. Not use all or any part of any Confidential Information or Proprietary Materials for the benefit of any third party without the Company's written consent.

     Upon the termination of Rowsey's employment for whatever reason, Rowsey (or in the event of death, Rowsey's personal representative) shall promptly surrender to the Company the original and all copies of Proprietary Materials (including all notes, memoranda and the like concerning or derived therefrom), whether prepared by Rowsey or others, which are then in Rowsey's possession or control. Records of payments made by the Company to or for the benefit of Rowsey, Rowsey's copy of this Agreement and other such things, lawfully possessed by Rowsey which relate solely to taxes payable by Rowsey, employee benefits due to Rowsey or the terms of Rowsey's employment with the Company, shall not be deemed Proprietary Materials for purposes of this Section 4.

     5.    Non-competition.

     5.1. During Rowsey's employment, and during the two year period following his employment), Rowsey shall not, in any way, directly or indirectly, manage, operate, control (or participate in any of the foregoing), accept employment or a consulting position with or otherwise advise or assist or be connected with or directly or indirectly own or have any other interest in or right with respect to (other than through ownership of not more than 1% of the outstanding shares of a corporation's stock which is listed on a national securities exchange) any enterprise (other than for the Company or for the benefit of the Company) which is a wholesaler of office products having annual sales in excess of $1,000,000.

     5.2. Notwithstanding Section 5.1., following the term of employment, Rowsey may be engaged in the business of selling office products at retail and Rowsey may be engaged by any company whose principal business is the manufacture of office products.

     5.3. Rowsey recognizes that the foregoing limitations are reasonable and properly required for the adequate protection of the business of the Company. If any such limitations are deemed to be unreasonable by a court having jurisdiction of the matter and parties, Rowsey hereby agrees and submits to the reduction of any such limitations to such territory or time as to such court shall appear reasonable.

     5.4. If Rowsey shall be in violation of any of the foregoing restrictive covenants and if the Company seeks relief from such breach in any court or other tribunal, such covenants shall be extended for a period of time equal to the pendency of such proceedings, including all appeals.

     5.5. Rowsey agrees that the remedy at law for any breach of the provisions of Section 4 or this Section 5 shall be inadequate and that the Company shall be entitled to injunctive relief in addition to any other remedies it may have.

     6.    Termination and Severance.

     6.1. Resignation. If Rowsey resigns on or before March 30, 1996, he shall be entitled to receive:

          6.1.1. the unpaid portion of his base salary and accrued vacation pay attributable to all periods prior to and including the date of his resignation, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of his resignation; plus

          6.1.2. a severance amount equal to two times his current base salary plus two times the amount of his bonuses earned from the Company for the year 1995, payable in equal installments on the Company's regular pay schedule commencing within 30 days from the date of resignation and continuing for 24 months (the "Severance Period"); provided, however, such amount shall be reduced by the amount of compensation earned by Rowsey from any other employment or consulting arrangement during the Severance Period; and

          6.1.3. in addition, Rowsey shall be entitled to participate in the Company's health plan for the Severance Period, as if he were an employee.

     If Rowsey resigns on or after March 31, 1996, or if Rowsey gives notice to the Company of non-extension of the term of employment pursuant to Paragraph 1, he shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to and including the date of resignation, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination.

     6.2. By Rowsey For Good Reason. Rowsey may elect to terminate his employment by written notice to the Company within 60 days after the occurrence of any of the following events without Rowsey's consent, any of which shall be deemed "Good Reason":

           (a)  the reduction of Rowsey's base salary;

           (b) the exclusion of Rowsey from, or diminution in Rowsey's participation in, any pension, bonus, management incentive, profit sharing and other similar incentive, compensation or deferred compensation plans made available to employees of the Company, officers or senior management personnel of the Company, other than exclusions, changes or diminutions applicable to all employees, officers or senior management personnel; or

           (c) any diminution in expense reimbursement benefits enjoyed by Rowsey, except pursuant to a general change in the Company's reimbursement policies; or

          (d) any material reduction in Rowsey's title or duties which has the effect of materially reducing Rowsey's status within the Company; provided, however, that any change in the office or officer to whom Rowsey reports, or in Rowsey's duties or title which does not diminish Rowsey's status within the Company, shall not be deemed "Good Reason"; or

          (e) any relocation of the Company's headquarters outside of the Chicago metropolitan area; or

          (f) the breach by the Company of any of its covenants or obligations under this Agreement.

     If the employment is terminated by Rowsey for Good Reason, Rowsey shall be entitled to receive:

          6.2.1. the unpaid portion of his base salary for the remainder of his term of employment, payable on the Company's regular pay schedule; and

          6.2.2. reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the termination; and

          6.2.3. a severance amount equal to two times his base salary, plus two times his bonuses earned from the Company for the calendar year preceding the year in which notice is given by Rowsey to the Company, payable in equal installments on the Company's regular pay schedule, commencing within 30 days after receipt by the Company of written notice from Rowsey and continuing for 24 months; and

          6.2.4. Rowsey shall be entitled to continue to participate in the Company's health plan for a period of two years following the date of the notice from Rowsey, as if he were an employee.

     6.3. By Expiration of the Term of Employment. If the term of employment expires and notice has been given by the Company that the term will not be extended or further extended pursuant to Paragraph 1 of this Agreement, Rowsey shall be entitled to receive:

          6.3.1 Accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the expiration of the Term of Employment; and

          6.3.2 A severance amount equal to his base salary plus his bonus earned for the calendar year preceding the date of expiration, payable in equal installments on the Company's regular pay schedule commencing within 30 days and continuing for 12 months; and

          6.3.3 in addition, Rowsey shall be entitled to participate in the Company's health plan for a period of 12 months following the expiration of the term as if he were an employee.

     6.4. By Company For Cause. "Cause" means Rowsey's (a) conviction of, or plea of nolo contendere to a felony; (b) theft or embezzlement, or attempted theft or embezzlement, of money or property or assets of the Company or any of its affiliates; (c) use of illegal drugs; (d) material breach of this Agreement; (e) commission of any act or acts of moral turpitude in violation of Company policy; (f) gross negligence or willful misconduct in the performance of his duties; or (g) breach of any fiduciary duty owed to the Company, including, without limitation, engaging in directly competitive acts while employed by the Company.

     6.4.1 The Company may terminate the employment at any time for Cause (as hereinafter defined). If Rowsey is terminated by the Company for Cause, Rowsey shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to all periods prior to and including the date of his termination, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of his termination.

     6.4.2 In addition, if Rowsey is terminated by the Company for Cause (but not otherwise), the Company and/or its designee(s) shall have the option ("Option") to purchase all or any portion of the shares of common stock of United Stationers Inc. held by Rowsey. If the Company exercises such Option, Rowsey agrees to sell said shares to the Company or its designee(s).

                 The Company shall give written notice to Rowsey of its election to exercise the Option within one year from the date of termination of Rowsey's employment for Cause. If no notice is given within the time specified, the Option shall terminate.

                 The purchase price to be paid for the shares purchased pursuant to the Option shall be the closing sale price of the common stock for the day preceding the dat the Option is exercised, as reported on a national stock exchange or on the NASDAQ National Market System, or if there were no sales on such date, the next preceding day on which there were sales, or if the common stock is not listed for quotation on the NASDAQ National Market System or on a national stock exchange, the value of such common stock on such date as determined by the Board of Directors of United Stationers Inc. in good faith.

                 The purchase price shall be paid in cash.  The closing of the purchase shall take place at the Company's principal executive offices within 10 days after the purchase price has been determined, at which time Rowsey shall deliver to the purchaser the certificates evidencing the common shares being purchased, duly endorsed.

               To ensure the enforeceability of the Company's right under this Section, each certificate representing common stock of United Stationers Inc. held by Rowsey shall bear a conspicuous legend in form acceptable to the Company.

     6.5. By the Company. The Company may terminate Rowsey's employment on written notice to Rowsey at any time. If Rowsey's employment is terminated by the Company, other than for Cause, Rowsey shall be entitled to receive only:

          6.5.1. the unpaid portion of his base salary for the remaining portion of the term of employment, payable on the Company's regular pay schedule; and

          6.5.2. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          6.5.3.  either:

               6.5.3.1. if the termination is prior to the first anniversary of this Agreement, severance pay equal to two times his base salary plus two times his bonuses earned from the Company for 1995, payable in equal installments on the Company's regular pay schedule commencing within 30 days after Rowsey's receipt of the notice from the Company and continuing for 24 months; provided however, such amount shall be reduced by the amount of compensation earned by Rowsey from any other employment or consulting arrangement during the severance period; or

               6.5.3.2. if the termination is on or after the first anniversary of this Agreement, but before the second anniversary, severance pay equal to two times his base salary plus two times his bonuses earned from the Company for 1995, reduced (a) by 1/24th for each full month of employment after the first anniversary of this Agreement and, (b) by the amount of compensation earned by Rowsey from any other employment or consulting arrangement during the severance period; or

               6.5.3.3. if the termination is on or after the second anniversary of this Agreement, severance pay equal to his base pay plus his bonuses for the year preceding the year of termination; and

          6.5.4. in addition, Rowsey shall be entitled to participate in the Company's health plan for a period equal to the applicable severance period, as if he were an employee.

     6.6. By Death or Disability. If Rowsey's employment is terminated due to his death or permanent disability, Rowsey shall be entitled to severance pay in accordance with the provisions of 6.5.2 and 6.5.3 above. In addition, if Rowsey's spouse is then living, for the remainder of such spouse's life the Company shall continue to provide health coverage for Rowsey's spouse and dependent children in accordance with the Company's health plans made generally available to employees of the Company, without cost to the Rowsey's spouse. Nothing in this Agreement shall affect Rowsey's right to receive death benefit payments under any policy of insurance carried by the Company and payable to Rowsey or his designated beneficiary.

     6.7. Retirement. Rowsey agrees that, in any event, his employment shall terminate automatically on his sixty-fifth birthday. If his employment is terminated pursuant to this Section 6.7., Rowsey shall be entitled to:

          6.7.1. accrued vacation pay and reimbursement for reasonable expenses incurred on behalf of the Company prior to the date of termination, and

          6.7.2. in addition, Rowsey shall be entitled to participate in the Company's health plan for retirees.

     7. Change in Control. In the event of a Change in Control, provided Rowsey is either (a) still employed by the Company 6 months after the date of the Change in Control, or (b) has been terminated by the Company during that 6-month period other than for Cause, Rowsey shall be entitled to resign before the first anniversary of the Change in Control. Upon termination of his employment after a Change in Control, except by Rowsey's resignation within six months after the Change in Control or by the Company for Cause, Rowsey shall be entitled to:

          7.1. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          7.2. severance pay equal to two times his base salary plus two times his bonuses earned from the Company for 1995, payable in equal installments on the Company's regular pay schedule commencing within 30 days after termination of Rowsey's employment and continuing for 24 months; provided however, such amount shall be reduced by the amount of compensation earned by Rowsey from any other employment or consulting arrangement during the severance period.

     "Change in Control" shall mean a change in control of a nature that would be required to be reported in responses to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended and presently in force (the "Exchange Act"); provided that, without limitation, a Change in Control shall be deemed to have occurred if (a) any Person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of United Stationers Inc. representing thirty percent (30%) or more of the combined voting power of United Stationers Inc.'s then outstanding equity having the power to seat the Board generally, or
(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by United Stationers Inc.'s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

     8. Medical Benefits. The Company makes the following covenants to Rowsey with respect to Rowsey's medical benefits ("Medical Benefits"):

          8.1 In the event the United Stationers Medical Plan ("Plan") remains in effect and Rowsey's employment with the Company terminates for any reason, Rowsey (and Rowsey's covered dependents at the time of such termination of employment) shall be entitled to continue to participate in the Plan until Rowsey attains age sixty-five (65), and Rowsey's spouse shall be entitled to continue to participate, in her own right, in the Plan until Rowsey's spouse attains age sixty-five (65), but not for a period in excess of ten (10) years following Rowsey's termination of employment with the Company; provided that, in the event Rowsey terminates employment with the Company prior to attaining age fifty-five (55) Rowsey (and Rowsey's covered dependents at the time of such termination of employment) shall have the right to participate in the Plan for a period of ten (10) years, such period to commence on either Rowsey's termination of employment with the Company or the date Rowsey attains age fifty-five (55) as Rowsey shall elect in writing at the time of his termination of employment, under the same terms and conditions applicable to persons who are provided coverage as active employees under the Plan; provided, however, that a minimum $1,000,000 Comprehensive Medical Lifetime Maximum Payment shall remain applicable to Rowsey (and Rowsey's covered dependents at the time of the termination of employment).

          8.2 In the event of the termination of the Plan or any cessation of coverage under the Plan not occurring in accordance with the terms of the Plan as in effect on September 1, 1995 (the date any such event first occurs being referred to as the 'Coverage Cessation Date'), Rowsey shall be entitled to and the Company shall pay to Rowsey THREE THOUSAND SEVENTY DOLLARS ($3,070.00) per month for the period commencing on the first day of the month following the month in which the Coverage Cessation Date occurs and ending on the first to occur of:

               (i) the later of the date Rowsey or Rowsey's spouse attains age sixty-five (65);

               (ii) in the event of the death of Rowsey, the date the spouse of Rowsey attains age sixty-five (65);

               (iii) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

               (iv)   March 30, 1998.

          8.3 After the Coverage Cessation Date, the Company shall pay claims or reimburse expenses for those medical expenses which are considered deductible under section 213 of the Code or any successor provision, (without regard to any applicable threshold for deductibility) to Rowsey, subject to the following terms and conditions:

               (i) Rowsey (or any of Rowsey's covered dependents as of the Coverage Cessation Date) if covered by a medical plan maintained by Rowsey's then current employer or a medical plan maintained by the employer of the spouse of Rowsey, has exceeded the lifetime maximum benefit provided in such plan;

               (ii) payment of medical expenses or reimbursement for such claims under this subsection 8.3 shall not in the aggregate exceed the lesser of the following amounts:

                     (a) a maximum of $300,000 for Rowsey and all dependents (on an aggregate basis) of Rowsey as of the Coverage Cessation Date; or

                     (b) the amount by which $700,000 exceeds the aggregate amount of all medical claims under this subsection 8.3 for the group of employees referred to as "Contract Officers" under the Plan (including all covered dependents of such Contract Officers as of the Coverage Cessation Date) prior to the date of the requested payment by the Contract Officer; and

               (iii) reimbursement for such claims under this subsection 8.3 shall be made for the period commencing on the Coverage Cessation Date and ending on the first to occur of:

                    (a) the later of the date Rowsey or Rowsey's spouse attains age sixty-five;

                    (b) in the event of the death of Rowsey, the date the spouse of Rowsey attains age sixty-five (65);

                         (c) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

                    (d)  March 30, 1998.

     The coverage provided under this Section 8.3 shall be separate and in addition to the coverage provided under Section 8.2 above.

          8.4 In addition, if Rowsey is or becomes an eligible retired officer in accordance with the definition of a "retired officer" contained in the Company's Officer Medical Expense Reimbursement Policy (presently LD-3) ("Policy"), or a similar policy, Rowsey shall be entitled to the medical expense reimbursement benefits thereof whether or not the Policy is later modified or revoked.

9.   Miscellaneous.

          9.1. All notices hereunder shall be given in writing and sent to the party for whom such is intended by hand delivery or United States certified or registered mail, return receipt requested, postage prepaid, or overnight courier service, addressed to the party for whom intended at the following respective addresses:

                If to the Company:  United Stationers Supply Co.
                                    2200 E. Golf Road
                                    Des Plaines, IL  60016
                                    Attn:  President

                If to Rowsey:       2987 Norwalk Court
                                    Aurora, Illinois 60504

     or to such other persons and/or at such other addresses as may be designated by written notice served in accordance with the provisions hereof. Such notices shall be deemed to have been served, if hand delivered, on the day delivered, and if mailed, on the third day following the date deposited in the mail. Urgent notices shall be given by Telex or cable to the same addresses and confirmed by mail as provided above. All notices sent by Telex or cable shall be deemed to have been served upon receipt of the Telex or cable, but only if in fact confirmed by mail promptly after dispatch of the Telex or cable.

          9.2 This Agreement and all rights and benefits hereunder are personal to Rowsey and neither this Agreement nor any right or interest of Rowsey herein, or arising hereunder, shall be voluntarily or involuntarily sold, transferred or assigned by Rowsey. Any attempt by Rowsey to assign, execute, attach, transfer, pledge, hypothecate or otherwise dispose of any such benefits or amounts or any rights or interests contrary to the foregoing provisions, or the levy or attachment or similar process thereupon, shall be null and void and of no effect and shall relieve the Company of all liabilities hereunder. This Agreement and all of the Company's right and obligations hereunder may be assigned and/or delegated, as the case may be, without Rowsey's consent, to any entity which merges with the Company or which acquires substantially all of the assets of the Company and which agrees to be bound hereby. The enforceability of Rowsey's rights under the Agreement shall not be affected by any assignment or merger.

          9.3 This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns.

          9.4 This Agreement constitutes the entire agreement between the parties and contains all the agreements between such parties with respect to the subject matter hereof. This Agreement supersedes all other agreements, oral or in writing, between the parties with respect to the subject matter hereof, including but not limited to the Employment Agreement between Rowsey and Associated Stationers, Inc. dated January 31, 1992.

          9.5 No change or modification of this Agreement shall be valid unless the same shall be approved by the Board and in writing and signed by Rowsey and an authorized representative of the Company other than Rowsey. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

          9.6 If any provisions of this Agreement (or portions thereof) shall, for any reason, be invalid or unenforceable, such provisions (or portions thereof) shall be ineffective only to the extent of such invalidity or unenforceability, and the remaining provisions or portions shall nevertheless be valid, enforceable and of full force and effect.

          9.7 The Section or paragraph headings or titles are for convenience only and shall not be deemed a part of this Agreement.

          9.8 This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute a single instrument.

          9.9 If Rowsey or his estate or designee prevails in any action to enforce their rights under this Agreement, they shall be entitled to receive their attorneys' fees, costs and expenses incurred in enforcing their rights under this Agreement, as well as interest at the Prime Rate as publicly announced by The Northern Trust Company from time to time on the amount of the judgment from the date of demand for payment hereunder through the date of receipt of the amount of the judgment.

     10.  Arbitration.   Each of the undersigned hereby agrees that any
controversy or claim arising out of or relating to this Agreement, or the breach thereof, including but not limited to any claims of discrimination and wrongful termination, will be submitted for arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

                                 UNITED STATIONERS SUPPLY CO.,
                                 an Illinois corporation


ATTEST:_______________________   By:_______________________
          Daniel Bushell            Tom Sturgess
          Secretary                 Chairman of the Board and
                                    Chief Executive Officer


                                _____________________________________
                                         Michael D. Rowsey

                                   EXHIBIT A
                            TO EMPLOYMENT AGREEMENT
                               MICHAEL D. ROWSEY

     The following are benefit plans, programs and policies in which Rowsey is entitled to participate as of October 1, 1995:

          United Stationers Supply Co. Pension Plan
          Associated Stationers/United Stationers Inc. Profit Sharing PluSavings
            Plan
          United Stationers Inc. Flexible Spending Plan
          United Stationers Management Incentive Plan
          United Stationers Inc. Management Equity Plan
`         United Group Medical and Dental Benefit Plans
          Officer Medical Expense Reimbursement Policy
          Retiree Health Plan
          Annual physical exam at Company expense
          Leased auto or equivalent cash compensation in accordance with Policy Group Term Life Insurance - 2 1/2 times base salary
          Travel and Accident Insurance - $300,000
          Split Dollar Life Insurance
          Disability Insurance in accordance with insurance policy
          Club and Association Dues - in accordance with Company Policy Financial and Tax Consulting - and tax return preparation, in accordance with Company Policy

          Officer Indemnification and Insurance - D&O insurance is provided on a claims-made basis; and Restated Certificate of Incorporation, and Delaware and Illinois law provide indemnification of officers and directors

          Other - Vacations in accordance with Company Policy; other benefits that may from time to time be made available to employees generally

                              EMPLOYMENT AGREEMENT
                              --------------------


     This Employment Agreement ("Agreement") is made as of October 1, 1995 by and between United Stationers Supply Co., an Illinois corporation (the "Company") and Steven R. Schwarz ("Schwarz").

     In consideration of the mutual promises and agreements contained in this Agreement, the Company hereby employs Schwarz, and Schwarz accepts employment with the Company on the terms and conditions contained in this Agreement.

     1. Term of Employment. The term of employment shall commence as of the date of this Agreement and shall continue until September 30, 1997, and thereafter shall be extended automatically for additional one-year periods unless written notice is given by either party to the other at least 60 days prior to the end of such term, or any extension thereof.

     2. Position and Duties. During the term of employment, Schwarz shall serve as an Executive Vice President of the Company, and, in accordance with the authority and direction of the board of directors of the Company (the "Board") shall render such administrative, sales, marketing and other services to the Company as may be required of such position or as the Board may from time to time direct. Schwarz shall be available at all reasonable times for consultation with the Board on matters relating to the Company's, or its affiliates' business.

     Schwarz shall devote his best efforts and his full and exclusive business time and attention (except for reasonable periods of vacation, illness or other incapacity) to the business and affairs of the Company and its affiliates.

     3. Compensation. During the term of employment, Schwarz shall be compensated as follows:

          3.1. Base Salary. Schwarz shall receive a base salary of no less than $225,000.00 per year, payable in accordance with the Company's normal payment schedule for management employees. The base salary shall be reviewed by the Board annually and may, in the Board's sole discretion, be increased when deemed appropriate.

          3.2. Bonus. Schwarz shall be eligible to participate in any bonus plans approved by the Board and made generally available to senior management employees of the Company, and shall be entitled to such bonus amounts as shall be determined in accordance with such plans.

          3.3. Benefits. Schwarz shall be included, to the extent eligible, in all plans, programs and policies providing general benefits for the Company's employees or its senior management employees (as approved by the Board and in effect from time to time). The benefit plans, programs and policies presently in effect are listed on Exhibit A attached to this Agreement. This paragraph shall not be construed to require the Company to establish or maintain any policy, plan or program.

     4.   Confidential Information.

     4.1. Schwarz acknowledges the Company's exclusive ownership of all information useful in the Company's business (including its dealings with suppliers, customers and other third parties, whether or not a true "trade secret"), which at the time or times concerned is not generally known to persons engaged in businesses similar to those conducted by the Company, and which has been or is from time to time disclosed to, discovered by, or otherwise known by Schwarz as a consequence of his employment by the Company (including information conceived, discovered or developed by Schwarz during his employment with the Company) (collectively, "Confidential Information"). Confidential Information includes, but is not limited to the following especially sensitive types of information:

          (i) The identity, purchase and payment patterns of, and special relations with, the Company's customers;

          (ii) The identity, net prices and credit terms of, and special relations with, the Company's suppliers;

          (iii)  The Company's inventory selection and management techniques;

          (iv)   The Company's product development and marketing plans; and

          (v) The Company's finances, except to the extent publicly disclosed.

     4.2. The term "Proprietary Materials" shall mean all business records, documents, drawings, writings, software, programs and other tangible things which were or are created or received by or for the Company in furtherance of its business, including, by or but not limited to, those which contain Confidential Information. For example, Proprietary Materials include, but are not limited to, the following especially sensitive types of materials: applications software, the data bases of Confidential Information maintained in connection with such software, and printouts generated from such data bases; market studies and strategic plans; customer, supplier and employee lists; contracts and correspondence with customers and suppliers; documents evidencing transactions with customers and supplier; sales calls reports, appointment books, calendars, expense statements and the like, reflecting conversations with any company, customer or supplier; architectural plans; and purchasing, sales and policy manuals. Proprietary Materials also include, but are not limited to, any such things which are created by Schwarz or with Schwarz's assistance and all notes, memoranda and the like prepared using the Proprietary Materials and/or Confidential Information.

     4.3. While some of the information contained in Proprietary Materials may have been known to Schwarz prior to employment with the Company, or may now or in the future be in the public domain, Schwarz acknowledges that the compilation of that information contained in the

Proprietary Materials has or will cost the Company a great effort and expense, and affords persons to whom Proprietary Materials are disclosed, including Schwarz, a competitive advantage over persons who do not know the information or have the compilation of the Proprietary Materials. Schwarz further acknowledges that Confidential Information and Proprietary Materials include commercially valuable trade secrets and automatically become the Company's exclusive property when they are conceived, created or received. Schwarz shall report to the Company fully and promptly, orally (or, at the Company's request, in writing) all discoveries, inventions and improvements, whether or not patentable, and all other ideas, developments, processes, techniques, designs and other information which may be of benefit to the Company, which Schwarz conceives, makes or develops during his employment (whether or not during working hours or with use or assistance of Company facilities, materials or personnel, and which either
(i) relate to or arise out of any part of the Company's business in which Schwarz participates, or (ii) incorporate or make use of Confidential Information or Proprietary Materials) (all items referred to in this Section 4.3 being sometimes collectively referred to herein as the "Intellectual Property"). All Intellectual property shall be deemed Confidential Information of the Company, and any writing or other tangible things describing, referring to, or containing Intellectual Property shall be deemed the Company's Proprietary Materials. At the request of the Company, during or after the term of employment, Schwarz (or after Schwarz's death, Schwarz's personal representative) shall, at the expense of the Company, make, execute and deliver all papers, assignments, conveyances, installments or other documents, and perform or cause to be performed such other lawful acts, and give such testimony, as the Company deems necessary or desirable to protect the Company's ownership rights and Intellectual Property.

     4.4. Confidentiality Duties. Schwarz shall, except as may be required by law, during the term of employment, and thereafter for the longest time permitted by applicable law:

          4.4.1. Comply with all of the Company's instructions (whether oral or written) for preserving the confidentiality of Confidential Information and Proprietary Materials.

          4.4.2. Use Confidential Information and Proprietary Materials only at places designated by the Company, in furtherance of the Company's business, and pursuant to the Company's directions.

          4.4.3. Exercise appropriate care to advise other employees of the Company (and, as appropriate, subcontractors) of the sensitive nature of Confidential Information and Proprietary materials prior to their disclosure, and to disclose the same only on a need-to-know basis.

          4.4.4. Not copy all or any part of Proprietary Materials, except as the Company directs.

          4.4.5. Not sell, give, loan or otherwise transfer any copy of all or any part of Proprietary Materials to any person who is not an employee of the Company, except as the Company directs.

          4.4.6. Not publish, lecture on or otherwise disclose to any person who is not an employee of the Company, except as the Company directs, all or any part of Confidential Information or Proprietary Materials.

          4.4.7. Not use all or any part of any Confidential Information or Proprietary Materials for the benefit of any third party without the Company's written consent.

     Upon the termination of Schwarz's employment for whatever reason, Schwarz (or in the event of death, Schwarz's personal representative) shall promptly surrender to the Company the original and all copies of Proprietary Materials (including all notes, memoranda and the like concerning or derived therefrom), whether prepared by Schwarz or others, which are then in Schwarz's possession or control. Records of payments made by the Company to or for the benefit of Schwarz, Schwarz's copy of this Agreement and other such things, lawfully possessed by Schwarz which relate solely to taxes payable by Schwarz, employee benefits due to Schwarz or the terms of Schwarz's employment with the Company, shall not be deemed Proprietary Materials for purposes of this Section 4.

5.   Non-competition.

     5.1. During Schwarz's employment, and during the two year period following his employment), Schwarz shall not, in any way, directly or indirectly, manage, operate, control (or participate in any of the foregoing), accept employment or a consulting position with or otherwise advise or assist or be connected with or directly or indirectly own or have any other interest in or right with respect to (other than through ownership of not more than 1% of the outstanding shares of a corporation's stock which is listed on a national securities exchange) any enterprise (other than for the Company or for the benefit of the Company) which is a wholesaler of office products having annual sales in excess of $1,000,000.

     5.2. Notwithstanding Section 5.1., following the term of employment, Schwarz may be engaged in the business of selling office products at retail and Schwarz may be engaged by any company whose principal business is the manufacture of office products.

     5.3. Schwarz recognizes that the foregoing limitations are reasonable and properly required for the adequate protection of the business of the Company.
If any such limitations are deemed to be unreasonable by a court having jurisdiction of the matter and parties, Schwarz hereby agrees and submits to the reduction of any such limitations to such territory or time as to such court shall appear reasonable.

     5.4. If Schwarz shall be in violation of any of the foregoing restrictive covenants and if the Company seeks relief from such breach in any court or other tribunal, such covenants shall be extended for a period of time equal to the pendency of such proceedings, including all appeals.

     5.5. Schwarz agrees that the remedy at law for any breach of the provisions of Section 4 or this Section 5 shall be inadequate and that the Company shall be entitled to injunctive relief in addition to any other remedies it may have.

6.   Termination and Severance.

     6.1. Resignation. If Schwarz resigns, or if Schwarz gives notice to the Company of non-extension of the term of employment pursuant to Paragraph 1, he shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to and including the date of resignation, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination.

     6.2. By Schwarz For Good Reason. Schwarz may elect to terminate his employment by written notice to the Company within 60 days after the occurrence of any of the following events without Schwarz's consent, any of which shall be deemed "Good Reason":

          (a) the reduction of Schwarz's base salary;

          (b) the exclusion of Schwarz from, or diminution in Schwarz's participation in, any pension, bonus, management incentive, profit sharing and other similar incentive, compensation or deferred compensation plans made available to employees of the Company, officers or senior management personnel of the Company, other than exclusions, changes or diminutions applicable to all employees, officers or senior management personnel; or

          (c) any diminution in expense reimbursement benefits enjoyed by Schwarz, except pursuant to a general change in the Company's reimbursement policies; or

          (d) any material reduction in Schwarz's title or duties which has the effect of materially reducing Schwarz's status within the Company; provided, however, that any change in the office or officer to whom Schwarz reports, or in Schwarz's duties or title which does not diminish Schwarz's status within the Company, shall not be deemed "Good Reason"; or

          (e) any relocation of the Company's headquarters outside of the Chicago metropolitan area; or

          (f) the breach by the Company of any of its covenants or obligations under this Agreement.

     If the employment is terminated by Schwarz for Good Reason, Schwarz shall be entitled to receive:

          6.2.1. the unpaid portion of his base salary for the remainder of his term of employment (but not for more than a 12 month period), payable on the Company's regular pay schedule; and

          6.2.2. reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the termination; and

          6.2.3. a severance amount equal to two times his base salary, plus two times his bonuses earned from the Company for the calendar year preceding the year in which notice is given by Schwarz to the Company, payable in equal installments on the Company's regular pay schedule, commencing within 30 days after receipt by the Company of written notice from Schwarz and continuing for 24 months.

     6.3. By Expiration of the Term of Employment. If the term of employment expires and notice has been given by the Company that the term will not be extended or further extended pursuant to Paragraph 1 of this Agreement, Schwarz shall be entitled to receive:

          6.3.1. Accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the expiration of the Term of Employment; and

          6.3.2. A severance amount equal to his base salary plus his bonus earned for the calendar year preceding the date of expiration, payable in equal installments on the Company's regular pay schedule commencing within 30 days and continuing for 12 months.

     6.4. By Company For Cause. The Company may terminate the employment at any time for Cause (as hereinafter defined). If Schwarz is terminated by the Company for Cause, Schwarz shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to all periods prior to and including the date of his termination, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of his termination.

     "Cause" means Schwarz's (a) conviction of , or plea of nolo contendere to a felony; (b) theft or embezzlement, or attempted theft or embezzlement, of money or property or assets of the Company or any of its affiliates; (c) use of illegal drugs; (d) material breach of this Agreement; (e) commission of any act or acts of moral turpitude in violation of Company policy; (f) gross negligence or willful misconduct in the performance of his duties; or (g) breach of any fiduciary duty owed to the Company, including, without limitation, engaging in directly competitive acts while employed by the Company.

     6.5. By the Company. The Company may terminate Schwarz's employment on written notice to Schwarz at any time. If Schwarz's employment is terminated by the Company, other than for Cause, Schwarz shall be entitled to receive:

          6.5.1. the unpaid portion of his base salary for the remaining portion of the term of employment (but not for more than 12 months), payable on the Company's regular pay schedule; and

          6.5.2. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          6.5.3.  either:

               6.5.3.1. if the termination is prior to the first anniversary of this Agreement, severance pay equal to two times his base salary plus two times his bonuses earned from the Company for 1995, payable in equal installments on the Company's regular pay schedule commencing within 30 days after Schwarz's receipt of the notice from the Company and continuing for 24 months; provided however, such amount shall be reduced by the amount of compensation earned by Schwarz from any other employment or consulting arrangement during the severance period; or

               6.5.3.2. if the termination is on or after the first anniversary of this Agreement, but before the second anniversary, severance pay equal to two times his base salary plus two times his bonuses earned from the Company for 1995, reduced (a) by 1/24th for each full month of employment after the first anniversary of this Agreement and, (b) by the amount of compensation earned by Schwarz from any other employment or consulting arrangement during the severance period; or

               6.5.3.3. if the termination is on or after the second anniversary of this Agreement, severance pay equal to his base pay plus his bonuses for the year preceding the year of termination.

     6.6. By Death or Disability. If Schwarz's employment is terminated due to his death or permanent disability, Schwarz shall be entitled to severance pay in accordance with the provisions of 6.5.2 and 6.5.3 above. In addition, if Schwarz's spouse is then living, for the remainder of such spouse's life the Company shall continue to provide health coverage for Schwarz's spouse and dependent children in accordance with the Company's health plans made generally available to employees of the Company, without cost to Schwarz's spouse.
Nothing in this Agreement shall affect Schwarz's right to receive death benefit payments under any policy of insurance carried by the Company and payable to Schwarz or his designated beneficiary.

     6.7. Retirement. Schwarz agrees that, in any event, his employment shall terminate automatically on his sixty-fifth birthday. If his employment is terminated pursuant to this Section 6.7., Schwarz shall be entitled to:

          6.7.1. accrued vacation pay and reimbursement for reasonable expenses incurred on behalf of the Company prior to the date of termination, and

          6.7.2. in addition, Schwarz shall be entitled to participate in the Company's health plan for retirees.

7.  Change in Control.  In the event of a Change in Control, provided
Schwarz is either (a) still employed by the Company 6 months after the date of the Change in Control, or (b) has been terminated by the Company during that 6-month period other than for Cause, Schwarz shall be entitled to resign before the first anniversary of the Change in Control. Upon termination of his employment after a Change in Control, except by Schwarz's resignation within six months after the Change in Control or by the Company for Cause, Schwarz shall be entitled to:

          7.1. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          7.2. severance pay equal to two times his base salary plus two times his bonuses earned from the Company for 1995, payable in equal installments on the Company's regular pay schedule commencing within 30 days after termination of Schwarz's employment and continuing for 24 months; provided however, such amount shall be reduced by the amount of compensation earned by Schwarz from any other employment or consulting arrangement during the severance period.

     "Change in Control" shall mean a change in control of a nature that would be required to be reported in responses to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended and presently in force (the "Exchange Act"); provided that, without limitation, a Change in Control shall be deemed to have occurred if (a) any Person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of United Stationers Inc. representing thirty percent (30%) or more of the combined voting power of United Stationers Inc.'s then outstanding equity having the power to seat the Board generally, or
(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by United Stationers Inc.'s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

     8. Stay Bonus. In addition to the payments to which Schwarz may be entitled pursuant to Section 6 above, unless Schwarz resigns prior to March 30, 1996, effective March 30, 1996, Schwarz shall also be entitled to receive the Stay Bonus, medical and other benefits to which he is entitled under the United Stationers Inc. Employee Benefits Trust dated March 22, 1995.

     9. Medical Benefits. The Company makes the following covenants to Schwarz with respect to Schwarz's medical benefits ("Medical Benefits"):

          9.1 In the event the United Stationers Medical Plan ("Plan") remains in effect and Schwarz's employment with the Company terminates for any reason, Schwarz (and Schwarz's covered dependents at the time of such termination of employment) shall be entitled to continue to participate in the Plan until Schwarz attains age sixty-five (65), and Schwarz's spouse shall be entitled to continue to participate, in her own right, in the Plan until Schwarz's spouse attains age sixty-five (65), but not for a period in excess of ten (10) years following Schwarz's termination of employment with the Company; provided that, in the event Schwarz terminates employment with the Company prior to attaining age fifty-five (55) Schwarz (and Schwarz's covered dependents at the time of such termination of employment) shall have the right to participate in the Plan for a period of ten (10) years, such period to commence on either Schwarz's termination of employment with the Company or the date Schwarz attains age fifty-five (55) as Schwarz shall elect in writing at the time of his termination of employment, under the same terms and conditions applicable to persons who are provided coverage as active employees under the Plan; provided, however, that a minimum $1,000,000 Comprehensive Medical Lifetime Maximum Payment shall remain applicable to Schwarz (and Schwarz's covered dependents at the time of the termination of employment).

          9.2 In the event of the termination of the Plan or any cessation of coverage under the Plan not occurring in accordance with the terms of the Plan as in effect on September 1, 1995 (the date any such event first occurs being referred to as the 'Coverage Cessation Date'), Schwarz shall be entitled to and the Company shall pay to Schwarz TWO THOUSAND SEVEN HUNDRED DOLLARS ($2,700.00) per month for the period commencing on the first day of the month following the month in which the Coverage Cessation Date occurs and ending on the first to occur of:

               (i) the later of the date Schwarz or Schwarz's spouse attains age sixty-five (65);

               (ii) in the event of the death of Schwarz, the date the spouse of Schwarz attains age sixty-five (65);

               (iii) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

               (iv)  March 30, 1998.

          9.3 After the Coverage Cessation Date, the Company shall pay claims or reimburse expenses for those medical expenses which are considered deductible under section 213 of the Code or any successor provision, (without regard to any applicable threshold for deductibility) to Schwarz, subject to the following terms and conditions:

               (i) Schwarz (or any of Schwarz's covered dependents as of the Coverage Cessation Date) if covered by a medical plan maintained by Schwarz's then current employer or a medical plan maintained by the employer of the spouse of Schwarz, has exceeded the lifetime maximum benefit provided in such plan;

               (ii) payment of medical expenses or reimbursement for such claims under this subsection 9.3 shall not in the aggregate exceed the lesser of the following amounts:

                    (a) a maximum of $300,000 for Schwarz and all dependents (on an aggregate basis) of Schwarz as of the Coverage Cessation Date; or

                    (b) the amount by which $700,000 exceeds the aggregate amount of all medical claims under this subsection 9.3 for the group of employees referred to as "Contract Officers" under the Plan (including all covered dependents of such Contract
               Officers as of the Coverage Cessation Date) prior to the date of the requested payment by the Contract Officer; and

               (iii) reimbursement for such claims under this subsection 9.3 shall be made for the period commencing on the Coverage Cessation Date and ending on the first to occur of:

                    (a) the later of the date Schwarz or Schwarz's spouse attains age sixty-five;

                    (b) in the event of the death of Schwarz, the date the spouse of Schwarz attains age sixty-five (65);

                    (c) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

                    (d)  March 30, 1998.

     The coverage provided under this Section 9.3 shall be separate and in addition to the coverage provided under Section 9.2 above.

          9.4 In addition, if Schwarz is or becomes an eligible retired officer in accordance with the definition of a "retired officer" contained in the Company's Officer Medical Expense Reimbursement Policy (presently LD-
     3)("Policy"), or a similar policy, Schwarz shall be entitled to the medical expense reimbursement benefits thereof whether or not the Policy is later modified or revoked.


10.  Miscellaneous.


          10.1. All notices hereunder shall be given in writing and sent to the party for whom such is intended by hand delivery or United States certified or registered mail, return receipt requested, postage prepaid, or overnight courier service, addressed to the party for whom intended at the following respective addresses:

                If to the Company:
                                        United Stationers Supply Co.
                                        2200 E. Golf Road
                                        Des Plaines, IL 60016
                                        Attn:  President

                If to Schwarz:          810 Andover Court
                                        Prospect Heights, IL 60070


     or to such other persons and/or at such other addresses as may be designated by written notice served in accordance with the provisions hereof. Such notices shall be deemed to have been served, if hand delivered, on the day delivered, and if mailed, on the third day following the date deposited in the mail. Urgent notices shall be given by Telex or cable to the same addresses and confirmed by mail as provided above. All notices sent by Telex or cable shall be deemed to have been served upon receipt of the Telex or cable, but only if in fact confirmed by mail promptly after dispatch of the Telex or cable.

          10.2. This Agreement and all rights and benefits hereunder are personal to Schwarz and neither this Agreement nor any right or interest of Schwarz herein, or arising hereunder, shall be voluntarily or involuntarily sold, transferred or assigned by Schwarz. Any attempt by Schwarz to assign, execute, attach, transfer, pledge, hypothecate or otherwise dispose of any such benefits or amounts or any rights or interests contrary to the foregoing provisions, or the levy or attachment or similar process thereupon, shall be null and void and of no effect and shall relieve the Company of all liabilities hereunder. This Agreement and all of the Company's right and obligations hereunder may be assigned and/or delegated, as the case may be, without Schwarz's consent, to any entity which merges with the Company or which acquires substantially all of the assets of the Company and which agrees to be bound hereby. The enforceability of Schwarz's rights under the Agreement shall not be affected by any assignment or merger.

          10.3. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns.

          10.4. This Agreement constitutes the entire agreement between the parties and contains all the agreements between such parties with respect to the subject matter hereof. This Agreement supersedes all other agreements, oral or in writing, between the parties with respect to the subject matter hereof, including but not limited to the Employment and Consulting Agreement between Schwarz and United Stationers Inc. and United Stationers Supply Co. dated September 1, 1989, as amended February 13, 1995 and August 30, 1995.

          10.5. No change or modification of this Agreement shall be valid unless the same shall be approved by the Board and in writing and signed by Schwarz and an authorized representative of the Company other than Schwarz. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

          10.6. If any provisions of this Agreement (or portions thereof) shall, for any reason, be invalid or unenforceable, such provisions (or portions thereof) shall be ineffective only to the extent of such invalidity or unenforceability, and the remaining provisions or portions shall nevertheless be valid, enforceable and of full force and effect.

          10.7 The Section or paragraph headings or titles are for convenience only and shall not be deemed a part of this Agreement.

          10.8 This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute a single instrument.

          10.9 If Schwarz or his estate or designee prevails in any action to enforce their rights under this Agreement, they shall be entitled to receive their attorneys' fees, costs and expenses incurred in enforcing their rights under this Agreement, as well as interest at the Prime Rate as publicly announced by The Northern Trust Company from time to time on the amount of the judgment from the date of demand for payment hereunder through the date of receipt of the amount of the judgment.

     11. Arbitration. Each of the undersigned hereby agrees that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including but not limited to any claims of discrimination and wrongful termination, will be submitted for arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.


                                 UNITED STATIONERS SUPPLY CO.,
                                 an Illinois corporation


ATTEST:_______________________   By:_______________________
          Daniel H. Bushell         Tom Sturgess
          Secretary                 Chairman of the Board and
                                    Chief Executive Officer



                                _____________________________________
                                    Steven R. Schwarz

                                   EXHIBIT A
                            TO EMPLOYMENT AGREEMENT
                               STEVEN R. SCHWARZ


     The following are benefit plans, programs and policies in which Schwarz is entitled to participate as of October 1, 1995:

          United Stationers Supply Co. Pension Plan
          United Stationers Inc. Profit Sharing PluSavings Plan
          United Stationers Inc. Flexible Spending Plan
          United Stationers Management Incentive Plan
          United Stationers Inc. Management Equity Plan
          United Group Medical and Dental Benefit Plans
          Officer Medical Expense Reimbursement Policy
          Retiree Health Plan
          Annual physical exam at Company expense
          Leased auto or equivalent cash compensation in accordance with Policy Group Term Life Insurance - 2 1/2 times base salary
          Travel and Accident Insurance - $300,000
          Split Dollar Life Insurance
          Disability Insurance in accordance with insurance policy
          Club and Association Dues - in accordance with Company Policy Financial and Tax Consulting - and tax return preparation, in accordance with Company Policy

          Officer Indemnification and Insurance - D&O insurance is provided on a claims-made basis; and Restated Certificate of Incorporation, and Delaware and Illinois law provide indemnification of officers and directors

          Other - Vacations in accordance with Company Policy; other benefits that may from time to time be made available to employees generally

                              EMPLOYMENT AGREEMENT
                              --------------------


     This Employment Agreement ("Agreement") is made as of October 1, 1995 by and between United Stationers Supply Co., an Illinois corporation (the "Company") and Robert H. Cornell ("Cornell").

     In consideration of the mutual promises and agreements contained in this Agreement, the Company hereby employs Cornell, and Cornell accepts employment with the Company on the terms and conditions contained in this Agreement.

     1. Term of Employment. The term of employment shall commence as of the date of this Agreement and shall continue until September 30, 1996, and thereafter shall be extended automatically for additional one-year periods unless written notice is given by either party to the other at least 60 days prior to the end of such term, or any extension thereof.

     2. Position and Duties. During the term of employment, Cornell shall serve as Vice President, Human Resources of the Company, and, in accordance with the authority and direction of the board of directors of the Company (the "Board") shall render such administrative and other services to the Company as may be required of such position or as the Board may from time to time direct. Cornell shall be available at all reasonable times for consultation with the Board on matters relating to the Company's, or its affiliates' business.

     Cornell shall devote his best efforts and his full and exclusive business time and attention (except for reasonable periods of vacation, illness or other incapacity) to the business and affairs of the Company and its affiliates.

     3. Compensation. During the term of employment, Cornell shall be compensated as follows:

          3.1. Base Salary. Cornell shall receive a base salary of no less than $169,520.00 per year, payable in accordance with the Company's normal payment schedule for management employees. The base salary shall be reviewed by the Board annually and may, in the Board's sole discretion, be increased when deemed appropriate.

          3.2. Bonus. Cornell shall be eligible to participate in any bonus plans approved by the Board and made generally available to senior management employees of the Company, and shall be entitled to such bonus amounts as shall be determined in accordance with such plans.

          3.3. Benefits. Cornell shall be included, to the extent eligible, in all plans, programs and policies providing general benefits for the Company's employees or its senior management employees (as approved by the Board and in effect from time to time). The benefit plans, programs and policies presently in effect are listed on Exhibit A attached to this Agreement. This paragraph shall not be construed to require the Company to establish or maintain any policy, plan or program.

4.   Confidential Information.

     4.1. Cornell acknowledges the Company's exclusive ownership of all information useful in the Company's business (including its dealings with suppliers, customers and other third parties, whether or not a true "trade secret"), which at the time or times concerned is not generally known to persons engaged in businesses similar to those conducted by the Company, and which has been or is from time to time disclosed to, discovered by, or otherwise known by Cornell as a consequence of his employment by the Company (including information conceived, discovered or developed by Cornell during his employment with the Company) (collectively, "Confidential Information"). Confidential Information includes, but is not limited to the following especially sensitive types of information:

          (i) The identity, purchase and payment patterns of, and special relations with, the Company's customers;

          (ii) The identity, net prices and credit terms of, and special relations with, the Company's suppliers;

          (iii)  The Company's inventory selection and management techniques;

          (iv)   The Company's product development and marketing plans; and

          (v) The Company's finances, except to the extent publicly disclosed.

     4.2. The term "Proprietary Materials" shall mean all business records, documents, drawings, writings, software, programs and other tangible things which were or are created or received by or for the Company in furtherance of its business, including, by or but not limited to, those which contain Confidential Information. For example, Proprietary Materials include, but are not limited to, the following especially sensitive types of materials: applications software, the data bases of Confidential Information maintained in connection with such software, and printouts generated from such data bases; market studies and strategic plans; customer, supplier and employee lists; contracts and correspondence with customers and suppliers; documents evidencing transactions with customers and supplier; sales calls reports, appointment books, calendars, expense statements and the like, reflecting conversations with any company, customer or supplier; architectural plans; and purchasing, sales and policy manuals. Proprietary Materials also include, but are not limited to, any such things which are created by Cornell or with Cornell's assistance and all notes, memoranda and the like prepared using the Proprietary Materials and/or Confidential Information.

     4.3. While some of the information contained in Proprietary Materials may have been known to Cornell prior to employment with the Company, or may now or in the future be in the public domain, Cornell acknowledges that the compilation of that information contained in the

Proprietary Materials has or will cost the Company a great effort and expense, and affords persons to whom Proprietary Materials are disclosed, including Cornell, a competitive advantage over persons who do not know the information or have the compilation of the Proprietary Materials. Cornell further acknowledges that Confidential Information and Proprietary Materials include commercially valuable trade secrets and automatically become the Company's exclusive property when they are conceived, created or received. Cornell shall report to the Company fully and promptly, orally (or, at the Company's request, in writing) all discoveries, inventions and improvements, whether or not patentable, and all other ideas, developments, processes, techniques, designs and other information which may be of benefit to the Company, which Cornell conceives, makes or develops during his employment (whether or not during working hours or with use or assistance of Company facilities, materials or personnel, and which either
(i) relate to or arise out of any part of the Company's business in which Cornell participates, or (ii) incorporate or make use of Confidential Information or Proprietary Materials) (all items referred to in this Section 4.3 being sometimes collectively referred to herein as the "Intellectual Property"). All Intellectual property shall be deemed Confidential Information of the Company, and any writing or other tangible things describing, referring to, or containing Intellectual Property shall be deemed the Company's Proprietary Materials. At the request of the Company, during or after the term of employment, Cornell (or after Cornell's death, Cornell's personal representative) shall, at the expense of the Company, make, execute and deliver all papers, assignments, conveyances, installments or other documents, and perform or cause to be performed such other lawful acts, and give such testimony, as the Company deems necessary or desirable to protect the Company's ownership rights and Intellectual Property.

     4.4. Confidentiality Duties. Cornell shall, except as may be required by law, during the term of employment, and thereafter for the longest time permitted by applicable law:

          4.4.1. Comply with all of the Company's instructions (whether oral or written) for preserving the confidentiality of Confidential Information and Proprietary Materials.

          4.4.2. Use Confidential Information and Proprietary Materials only at places designated by the Company, in furtherance of the Company's business, and pursuant to the Company's directions.

          4.4.3. Exercise appropriate care to advise other employees of the Company (and, as appropriate, subcontractors) of the sensitive nature of Confidential Information and Proprietary materials prior to their disclosure, and to disclose the same only on a need-to-know basis.

          4.4.4. Not copy all or any part of Proprietary Materials, except as the Company directs.

          4.4.5. Not sell, give, loan or otherwise transfer any copy of all or any part of Proprietary Materials to any person who is not an employee of the Company, except as the Company directs.

          4.4.6. Not publish, lecture on or otherwise disclose to any person who is not an employee of the Company, except as the Company directs, all or any part of Confidential Information or Proprietary Materials.

          4.4.7. Not use all or any part of any Confidential Information or Proprietary Materials for the benefit of any third party without the Company's written consent.

     Upon the termination of Cornell's employment for whatever reason, Cornell (or in the event of death, Cornell's personal representative) shall promptly surrender to the Company the original and all copies of Proprietary Materials (including all notes, memoranda and the like concerning or derived therefrom), whether prepared by Cornell or others, which are then in Cornell's possession or control. Records of payments made by the Company to or for the benefit of Cornell, Cornell's copy of this Agreement and other such things, lawfully possessed by Cornell which relate solely to taxes payable by Cornell, employee benefits due to Cornell or the terms of Cornell's employment with the Company, shall not be deemed Proprietary Materials for purposes of this Section 4.

5.   Non-competition.

     5.1. During Cornell's employment, and during the two year period following his employment), Cornell shall not, in any way, directly or indirectly, manage, operate, control (or participate in any of the foregoing), accept employment or a consulting position with or otherwise advise or assist or be connected with or directly or indirectly own or have any other interest in or right with respect to (other than through ownership of not more than 1% of the outstanding shares of a corporation's stock which is listed on a national securities exchange) any enterprise (other than for the Company or for the benefit of the Company) which is a wholesaler of office products having annual sales in excess of $1,000,000.

     5.2. Notwithstanding Section 5.1., following the term of employment, Cornell may be engaged in the business of selling office products at retail and Cornell may be engaged by any company whose principal business is the manufacture of office products.

     5.3. Cornell recognizes that the foregoing limitations are reasonable and properly required for the adequate protection of the business of the Company.
If any such limitations are deemed to be unreasonable by a court having jurisdiction of the matter and parties, Cornell hereby agrees and submits to the reduction of any such limitations to such territory or time as to such court shall appear reasonable.

     5.4. If Cornell shall be in violation of any of the foregoing restrictive covenants and if the Company seeks relief from such breach in any court or other tribunal, such covenants shall be extended for a period of time equal to the pendency of such proceedings, including all appeals.

     5.5. Cornell agrees that the remedy at law for any breach of the provisions of Section 4 or this Section 5 shall be inadequate and that the Company shall be entitled to injunctive relief in addition to any other remedies it may have.

6.   Termination and Severance.

     6.1. Resignation. If Cornell resigns, or if Cornell gives notice to the Company of non-extension of the term of employment pursuant to Paragraph 1, he shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to and including the date of resignation, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination.

     6.2. By Cornell For Good Reason. Cornell may elect to terminate his employment by written notice to the Company within 60 days after the occurrence of any of the following events without Cornell's consent, any of which shall be deemed "Good Reason":

          (a) the reduction of Cornell's base salary;

          (b) the exclusion of Cornell from, or diminution in Cornell's participation in, any pension, bonus, management incentive, profit sharing and other similar incentive, compensation or deferred compensation plans made available to employees of the Company or to officers or management personnel of the Company at the level of vice president or lower, other than exclusions, changes or diminutions applicable to all employees or such management personnel or officers; or

          (c) any diminution in expense reimbursement benefits enjoyed by Cornell, except pursuant to a general change in the Company's reimbursement policies; or

          (d) any material reduction in Cornell's title or duties which has the effect of materially reducing Cornell's status within the Company; provided, however, that any change in the office or officer to whom Cornell reports, or in Cornell's duties or title which does not diminish Cornell's status within the Company, shall not be deemed "Good Reason"; or

          (e) any relocation of the Company's headquarters outside of the Chicago metropolitan area; or

          (f) the breach by the Company of any of its covenants or obligations under this Agreement.

     If the employment is terminated by Cornell for Good Reason, Cornell shall be entitled to receive:

          6.2.1. the unpaid portion of his base salary for the remainder of his term of employment (but not for more than a 12 month period), payable on the Company's regular pay schedule; and

          6.2.2. reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the termination; and

          6.2.3. a severance amount equal to his base salary, plus his bonuses earned from the Company for the calendar year preceding the year in which notice is given by Cornell to the Company, payable in equal installments on the Company's regular pay schedule, commencing within 30 days after receipt by the Company of written notice from Cornell and continuing for 12 months.

     6.3. By Expiration of the Term of Employment. If the term of employment expires and notice has been given by the Company that the term will not be extended or further extended pursuant to Paragraph 1 of this Agreement, Cornell shall be entitled to receive:

          6.3.1. Accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the expiration of the Term of Employment; and

          6.3.2. A severance amount equal to his base salary plus his bonuses earned for the calendar year preceding the date of expiration, payable in equal installments on the Company's regular pay schedule commencing within 30 days and continuing for 12 months.

     6.4. By Company For Cause. The Company may terminate the employment at any time for Cause (as hereinafter defined). If Cornell is terminated by the Company for Cause, Cornell shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to all periods prior to and including the date of his termination, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of his termination.

     "Cause" means Cornell's (a) conviction of, or plea of nolo contendere to a felony; (b) theft or embezzlement, or attempted theft or embezzlement, of money or property or assets of the Company or any of its affiliates; (c) use of illegal drugs; (d) material breach of this Agreement; (e) commission of any act or acts of moral turpitude in violation of Company policy; (f) gross negligence or willful misconduct in the performance of his duties; or (g) breach of any fiduciary duty owed to the Company, including, without limitation, engaging in directly competitive acts while employed by the Company.

     6.5. By the Company. The Company may terminate Cornell's employment on written notice to Cornell at any time. If Cornell's employment is terminated by the Company, other than for Cause, Cornell shall be entitled to receive:

          6.5.1. the unpaid portion of his base salary for the remaining portion of the term of employment (but not for more than 12 months), payable on the Company's regular pay schedule; and

          6.5.2. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          6.5.3. severance pay equal to his base salary plus his bonuses earned from the Company for the year preceding the year of termination.

     6.6. By Death or Disability. If Cornell's employment is terminated due to his death or permanent disability, Cornell shall be entitled to severance pay in accordance with the provisions of 6.5.2 and 6.5.3 above. In addition, if Cornell's spouse is then living, for the remainder of such spouse's life the Company shall continue to provide health coverage for Cornell's spouse and dependent children in accordance with the Company's health plans made generally available to employees of the Company, without cost to Cornell's spouse.
Nothing in this Agreement shall affect Cornell's right to receive death benefit payments under any policy of insurance carried by the Company and payable to Cornell or his designated beneficiary.

     6.7. Retirement. Cornell agrees that, in any event, his employment shall terminate automatically on his sixty-fifth birthday. If his employment is terminated pursuant to this Section 6.7., Cornell shall be entitled to:

          6.7.1. accrued vacation pay and reimbursement for reasonable expenses incurred on behalf of the Company prior to the date of termination, and

          6.7.2. in addition, Cornell shall be entitled to participate in the Company's health plan for retirees.

7. Change in Control. In the event of a Change in Control, provided Cornell is either (a) still employed by the Company 6 months after the date of the Change in Control, or (b) has been terminated by the Company during that 6-month period other than for Cause, Cornell shall be entitled to resign before the first anniversary of the Change in Control. Upon termination of his employment after a Change in Control, except by Cornell's resignation within six months after the Change in Control or by the Company for Cause, Cornell shall be entitled to:

          7.1. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          7.2. severance pay equal to his base salary plus his bonuses earned from the Company for the year preceding the year in which the Change in Control occurs, payable in equal installments on the Company's regular pay schedule commencing within 30 days after termination of Cornell's employment and continuing for 12 months.

     "Change in Control" shall mean a change in control of a nature that would be required to be reported in responses to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended and presently in force (the "Exchange Act"); provided that, without limitation, a Change in Control shall be deemed to have occurred if (a) any

Person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of United Stationers Inc. representing thirty percent (30%) or more of the combined voting power of United Stationers Inc.'s then outstanding equity having the power to seat the Board generally, or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by United Stationers Inc.'s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

     8. Stay Bonus. In addition to the payments to which Cornell may be entitled pursuant to Section 6 or 7 above, unless Cornell resigns prior to March 30, 1996, effective March 30, 1996, Cornell shall also be entitled to receive the Stay Bonus and medical benefits to which he is entitled under the United Stationers Inc. Employee Benefits Trust dated March 22, 1995.

     9. Medical Benefits. The Company makes the following covenants to Cornell with respect to Cornell's medical benefits ("Medical Benefits"):

          9.1 In the event the United Stationers Medical Plan ("Plan") remains in effect and Cornell's employment with the Company terminates for any reason, Cornell (and Cornell's covered dependents at the time of such termination of employment) shall be entitled to continue to participate in the Plan until Cornell attains age sixty-five (65), and Cornell's spouse shall be entitled to continue to participate, in her own right, in the Plan until Cornell's spouse attains age sixty-five (65), under the same terms and conditions applicable to persons who are provided coverage as active employees under the Plan; provided, however, that a minimum $1,000,000 Comprehensive Medical Lifetime Maximum Payment shall remain applicable to Cornell (and Cornell's covered dependents at the time of the termination of employment).

          9.2 In the event of the termination of the Plan or any cessation of coverage under the Plan not occurring in accordance with the terms of the Plan as in effect on September 1, 1995 (the date any such event first occurs being referred to as the 'Coverage Cessation Date'), Cornell shall be entitled to and the Company shall pay to Cornell THREE THOUSAND SEVENTY DOLLARS ($3,070.00) per month for the period commencing on the first day of the month following the month in which the Coverage Cessation Date occurs and ending on the first to occur of:

               (i) the later of the date Cornell or Cornell's spouse attains age sixty-five (65);

               (ii) in the event of the death of Cornell, the date the spouse of Cornell attains age sixty-five (65);

               (iii) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

               (iv)  March 30, 1998.

          9.3 After the Coverage Cessation Date, the Company shall pay claims or reimburse expenses for those medical expenses which are considered deductible under section 213 of the Code or any successor provision, (without regard to any applicable threshold for deductibility) to Cornell, subject to the following terms and conditions:

               (i) Cornell (or any of Cornell's covered dependents as of the Coverage Cessation Date) if covered by a medical plan maintained by Cornell's then current employer or a medical plan maintained by the employer of the spouse of Cornell, has exceeded the lifetime maximum benefit provided in such plan;

               (ii) payment of medical expenses or reimbursement for such claims under this subsection 9.3 shall not in the aggregate exceed the lesser of the following amounts:

                    (a) a maximum of $300,000 for Cornell and all dependents (on an aggregate basis) of Cornell as of the Coverage Cessation Date; or

                    (b) the amount by which $700,000 exceeds the aggregate amount of all medical claims under this subsection 9.3 for the group of employees referred to as "Contract Officers" under the Plan (including all covered dependents of such Contract
               Officers as of the Coverage Cessation Date) prior to the date of the requested payment by the Contract Officer; and

               (iii) reimbursement for such claims under this subsection 9.3 shall be made for the period commencing on the Coverage Cessation Date and ending on the first to occur of:

                    (a) the later of the date Cornell or Cornell's spouse attains age sixty-five;

                    (b) in the event of the death of Cornell, the date the spouse of Cornell attains age sixty-five (65);

                    (c) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

                    (d)  March 30, 1998.

     The coverage provided under this Section 9.3 shall be separate and in addition to the coverage provided under Section 9.2 above.

          9.4 In addition, if Cornell is or becomes an eligible retired officer in accordance with the definition of a "retired officer" contained in the Company's Officer Medical Expense Reimbursement Policy (presently LD-
     3)("Policy"), or a similar policy, Cornell shall be entitled to the medical expense reimbursement benefits thereof whether or not the Policy is later modified or revoked.

     10.  Miscellaneous.

          10.1. All notices hereunder shall be given in writing and sent to the party for whom such is intended by hand delivery or United States certified or registered mail, return receipt requested, postage prepaid, or overnight courier service, addressed to the party for whom intended at the following respective addresses:


                If to the Company:

                                 United Stationers Supply Co.
                                 2200 E. Golf Road
                                 Des Plaines, IL  60016
                                 Attn:  President

                If to Cornell:   474 Pine Woods Drive
                                 Barrington, IL 60010


     or to such other persons and/or at such other addresses as may be designated by written notice served in accordance with the provisions hereof. Such notices shall be deemed to have been served, if hand delivered, on the day delivered, and if mailed, on the third day following the date deposited in the mail. Urgent notices shall be given by Telex or cable to the same addresses and confirmed by mail as provided above. All notices sent by Telex or cable shall be deemed to have been served upon receipt of the Telex or cable, but only if in fact confirmed by mail promptly after dispatch of the Telex or cable.

          10.2. This Agreement and all rights and benefits hereunder are personal to Cornell and neither this Agreement nor any right or interest of Cornell herein, or arising hereunder, shall be voluntarily or involuntarily sold, transferred or assigned by Cornell. Any attempt by Cornell to assign, execute, attach, transfer, pledge, hypothecate or otherwise dispose of any such benefits or amounts or any rights or interests contrary to the foregoing provisions, or the levy or attachment or similar process thereupon, shall be null and void and of no effect and shall relieve the Company of all liabilities hereunder. This Agreement and all of the Company's right and obligations hereunder may be assigned and/or delegated, as the case may be, without Cornell's consent, to any entity which merges with the Company or which acquires substantially all of the assets of the Company and which agrees to be bound hereby. The enforceability of Cornell's rights under the Agreement shall not be affected by any assignment or merger.

          10.3. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns.

          10.4. This Agreement constitutes the entire agreement between the parties and contains all the agreements between such parties with respect to the subject matter hereof. This Agreement supersedes all other agreements, oral or in writing, between the parties with respect to the subject matter hereof, including but not limited to the Employment and Consulting Agreement between Cornell and United Stationers Inc. and United Stationers Supply Co. dated February 1, 1988, as amended on August 23, 1989, September 1, 1994 and February 13, 1995.

          10.5. No change or modification of this Agreement shall be valid unless the same shall be approved by the Board and in writing and signed by Cornell and an authorized representative of the Company other than Cornell. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

          10.6. If any provisions of this Agreement (or portions thereof) shall, for any reason, be invalid or unenforceable, such provisions (or portions thereof) shall be ineffective only to the extent of such invalidity or unenforceability, and the remaining provisions or portions shall nevertheless be valid, enforceable and of full force and effect.

          10.7 The Section or paragraph headings or titles are for convenience only and shall not be deemed a part of this Agreement.

          10.8 This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute a single instrument.

          10.9 If Cornell or his estate or designee prevails in any action to enforce their rights under this Agreement, they shall be entitled to receive their attorneys' fees, costs and expenses incurred in enforcing their rights under this Agreement, as well as interest at the Prime Rate as publicly announced by The Northern Trust Company from time to time on the amount of the judgment from the date of demand for payment hereunder through the date of receipt of the amount of the judgment.


     11.  Arbitration.   Each of the undersigned hereby agrees that any
controversy or claim arising out of or relating to this Agreement, or the breach thereof, including but not limited to any claims of discrimination and wrongful termination, will be submitted for arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

                                 UNITED STATIONERS SUPPLY CO.,
                                 an Illinois corporation



ATTEST:                          By:
       ----------------------       ----------------------------
          Daniel H. Bushell          Tom Sturgess
          Secretary                  Chairman of the Board and
                                     Chief Executive Officer


                                 -------------------------------
                                     Robert H. Cornell

                                   EXHIBIT A
                            TO EMPLOYMENT AGREEMENT
                               ROBERT H. CORNELL

     The following are benefit plans, programs and policies in which Cornell is entitled to participate as of October 1, 1995:

          United Stationers Supply Co. Pension Plan

          United Stationers Inc. Profit Sharing PluSavings Plan

          United Stationers Inc. Flexible Spending Plan

          United Stationers Management Incentive Plan

          United Stationers Inc. Management Equity Plan

          United Group Medical and Dental Benefit Plans

          Officer Medical Expense Reimbursement Policy

          Retiree Health Plan

          Annual physical exam at Company expense

          Leased autoor equivalent cash compensation in accordance with Policy

          Group Term Life Insurance - 2 1/2 times base salary

          Travel and Accident Insurance - $300,000

          Split Dollar Life Insurance

          Disability Insurance in accordance with insurance policy

          Club and Association Dues - in accordance with Company Policy

          Financial and Tax Consulting - and tax return preparation, in accordance with Company Policy

          Officer Indemnification and Insurance - D&O insurance is provided on a claims-made basis; and Restated Certificate of Incorporation, and Delaware and Illinois law provide indemnification of officers and directors

          Other - Vacations in accordance with Company Policy; other benefits that may from time to time be made available to employees generally

                             EMPLOYMENT AGREEMENT
                             --------------------


     This Employment Agreement ("Agreement") is made as of October 1, 1995 by and between United Stationers Supply Co., an Illinois corporation (the "Company") and Ted S. Rzeszuto ("Rzeszuto").

     In consideration of the mutual promises and agreements contained in this Agreement, the Company hereby employs Rzeszuto, and Rzeszuto accepts employment with the Company on the terms and conditions contained in this Agreement.

     1. Term of Employment. The term of employment shall commence as of the date of this Agreement and shall continue until September 30, 1996, and thereafter shall be extended automatically for additional one-year periods unless written notice is given by either party to the other at least 60 days prior to the end of such term, or any extension thereof.

     2. Position and Duties. During the term of employment, Rzeszuto shall serve as Vice President and Controller of the Company, and, in accordance with the authority and direction of the board of directors of the Company (the "Board") shall render such administrative, financial and other services to the Company as may be required of such position or as the Board may from time to time direct. Rzeszuto shall be available at all reasonable times for consultation with the Board on matters relating to the Company's, or its affiliates' business.

     Rzeszuto shall devote his best efforts and his full and exclusive business time and attention (except for reasonable periods of vacation, illness or other incapacity) to the business and affairs of the Company and its affiliates.

     3. Compensation. During the term of employment, Rzeszuto shall be compensated as follows:

          3.1. Base Salary. Rzeszuto shall receive a base salary of no less than $140,400.00 per year, payable in accordance with the Company's normal payment schedule for management employees. The base salary shall be reviewed by the Board annually and may, in the Board's sole discretion, be increased when deemed appropriate.

          3.2. Bonus. Rzeszuto shall be eligible to participate in any bonus plans approved by the Board and made generally available to senior management employees of the Company, and shall be entitled to such bonus amounts as shall be determined in accordance with such plans.

          3.3. Benefits. Rzeszuto shall be included, to the extent eligible, in all plans, programs and policies providing general benefits for the Company's employees or its senior management employees (as approved by the Board and in effect from time to time). The benefit plans, programs and policies presently in effect are listed on Exhibit A attached to this Agreement. This paragraph shall not be construed to require the Company to establish or maintain any policy, plan or program.

     4.   Confidential Information.

     4.1. Rzeszuto acknowledges the Company's exclusive ownership of all information useful in the Company's business (including its dealings with suppliers, customers and other third parties, whether or not a true "trade secret"), which at the time or times concerned is not generally known to persons engaged in businesses similar to those conducted by the Company, and which has been or is from time to time disclosed to, discovered by, or otherwise known by Rzeszuto as a consequence of his employment by the Company (including information conceived, discovered or developed by Rzeszuto during his employment with the Company) (collectively, "Confidential Information"). Confidential Information includes, but is not limited to the following especially sensitive types of information:

          (i) The identity, purchase and payment patterns of, and special relations with, the Company's customers;

          (ii) The identity, net prices and credit terms of, and special relations with, the Company's suppliers;

          (iii)  The Company's inventory selection and management techniques;

          (iv) The Company's product development and marketing plans; and

          (v) The Company's finances, except to the extent publicly disclosed.

     4.2. The term "Proprietary Materials" shall mean all business records, documents, drawings, writings, software, programs and other tangible things which were or are created or received by or for the Company in furtherance of its business, including, by or but not limited to, those which contain Confidential Information. For example, Proprietary Materials include, but are not limited to, the following especially sensitive types of materials: applications software, the data bases of Confidential Information maintained in connection with such software, and printouts generated from such data bases; market studies and strategic plans; customer, supplier and employee lists; contracts and correspondence with customers and suppliers; documents evidencing transactions with customers and supplier; sales calls reports, appointment books, calendars, expense statements and the like, reflecting conversations with any company, customer or supplier; architectural plans; and purchasing, sales and policy manuals. Proprietary Materials also include, but are not limited to, any such things which are created by Rzeszuto or with Rzeszuto's assistance and all notes, memoranda and the like prepared using the Proprietary Materials and/or Confidential Information.

     4.3. While some of the information contained in Proprietary Materials may have been known to Rzeszuto prior to employment with the Company, or may now or in the future be in the public domain, Rzeszuto acknowledges that the compilation of that information contained in the

Proprietary Materials has or will cost the Company a great effort and expense, and affords persons to whom Proprietary Materials are disclosed, including Rzeszuto, a competitive advantage over persons who do not know the information or have the compilation of the Proprietary Materials. Rzeszuto further acknowledges that Confidential Information and Proprietary Materials include commercially valuable trade secrets and automatically become the Company's exclusive property when they are conceived, created or received. Rzeszuto shall report to the Company fully and promptly, orally (or, at the Company's request, in writing) all discoveries, inventions and improvements, whether or not patentable, and all other ideas, developments, processes, techniques, designs and other information which may be of benefit to the Company, which Rzeszuto conceives, makes or develops during his employment (whether or not during working hours or with use or assistance of Company facilities, materials or personnel, and which either (i) relate to or arise out of any part of the Company's business in which Rzeszuto participates, or (ii) incorporate or make use of Confidential Information or Proprietary Materials) (all items referred to in this Section 4.3 being sometimes collectively referred to herein as the "Intellectual Property"). All Intellectual property shall be deemed Confidential Information of the Company, and any writing or other tangible things describing, referring to, or containing Intellectual Property shall be deemed the Company's Proprietary Materials. At the request of the Company, during or after the term of employment, Rzeszuto (or after Rzeszuto's death, Rzeszuto's personal representative) shall, at the expense of the Company, make, execute and deliver all papers, assignments, conveyances, installments or other documents, and perform or cause to be performed such other lawful acts, and give such testimony, as the Company deems necessary or desirable to protect the Company's ownership rights and Intellectual Property.

     4.4. Confidentiality Duties. Rzeszuto shall, except as may be required by law, during the term of employment, and thereafter for the longest time permitted by applicable law:

          4.4.1. Comply with all of the Company's instructions (whether oral or written) for preserving the confidentiality of Confidential Information and Proprietary Materials.

          4.4.2. Use Confidential Information and Proprietary Materials only at places designated by the Company, in furtherance of the Company's business, and pursuant to the Company's directions.

          4.4.3. Exercise appropriate care to advise other employees of the Company (and, as appropriate, subcontractors) of the sensitive nature of Confidential Information and Proprietary materials prior to their disclosure, and to disclose the same only on a need-to-know basis.

          4.4.4. Not copy all or any part of Proprietary Materials, except as the Company directs.

          4.4.5. Not sell, give, loan or otherwise transfer any copy of all or any part of Proprietary Materials to any person who is not an employee of the Company, except as the Company directs.

          4.4.6. Not publish, lecture on or otherwise disclose to any person who is not an employee of the Company, except as the Company directs, all or any part of Confidential Information or Proprietary Materials.

          4.4.7. Not use all or any part of any Confidential Information or Proprietary Materials for the benefit of any third party without the Company's written consent.

     Upon the termination of Rzeszuto's employment for whatever reason, Rzeszuto (or in the event of death, Rzeszuto's personal representative) shall promptly surrender to the Company the original and all copies of Proprietary Materials (including all notes, memoranda and the like concerning or derived therefrom), whether prepared by Rzeszuto or others, which are then in Rzeszuto's possession or control. Records of payments made by the Company to or for the benefit of Rzeszuto, Rzeszuto's copy of this Agreement and other such things, lawfully possessed by Rzeszuto which relate solely to taxes payable by Rzeszuto, employee benefits due to Rzeszuto or the terms of Rzeszuto's employment with the Company, shall not be deemed Proprietary Materials for purposes of this Section 4.

     5.   Non-competition.

     5.1. During Rzeszuto's employment, and during the two year period following his employment), Rzeszuto shall not, in any way, directly or indirectly, manage, operate, control (or participate in any of the foregoing), accept employment or a consulting position with or otherwise advise or assist or be connected with or directly or indirectly own or have any other interest in or right with respect to (other than through ownership of not more than 1% of the outstanding shares of a corporation's stock which is listed on a national securities exchange) any enterprise (other than for the Company or for the benefit of the Company) which is a wholesaler of office products having annual sales in excess of $1,000,000.

     5.2. Notwithstanding Section 5.1., following the term of employment, Rzeszuto may be engaged in the business of selling office products at retail and Rzeszuto may be engaged by any company whose principal business is the manufacture of office products.

     5.3. Rzeszuto recognizes that the foregoing limitations are reasonable and properly required for the adequate protection of the business of the Company.
If any such limitations are deemed to be unreasonable by a court having jurisdiction of the matter and parties, Rzeszuto hereby agrees and submits to the reduction of any such limitations to such territory or time as to such court shall appear reasonable.

     5.4. If Rzeszuto shall be in violation of any of the foregoing restrictive covenants and if the Company seeks relief from such breach in any court or other tribunal, such covenants shall be extended for a period of time equal to the pendency of such proceedings, including all appeals.

     5.5. Rzeszuto agrees that the remedy at law for any breach of the provisions of Section 4 or this Section 5 shall be inadequate and that the Company shall be entitled to injunctive relief in addition to any other remedies it may have.

     6.   Termination and Severance.

     6.1. Resignation. If Rzeszuto resigns, or if Rzeszuto gives notice to the Company of non-extension of the term of employment pursuant to Paragraph 1, he shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to and including the date of resignation, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination.

    6.2. By Rzeszuto For Good Reason. Rzeszuto may elect to terminate his employment by written notice to the Company within 60 days after the occurrence of any of the following events without Rzeszuto's consent, any of which shall be deemed "Good Reason":

          (a) the reduction of Rzeszuto's base salary;

          (b) the exclusion of Rzeszuto from, or diminution in Rzeszuto's participation in, any pension, bonus, management incentive, profit sharing and other similar incentive, compensation or deferred compensation plans made available to employees of the Company or to officers or management personnel of the Company at the level of vice president or lower, other than exclusions, changes or diminutions applicable to all employees or such management personnel or officers; or

          (c) any diminution in expense reimbursement benefits enjoyed by Rzeszuto, except pursuant to a general change in the Company's reimbursement policies; or

          (d) any material reduction in Rzeszuto's title or duties which has the effect of materially reducing Rzeszuto's status within the Company; provided, however, that any change in the office or officer to whom Rzeszuto reports, or in Rzeszuto's duties or title which does not diminish Rzeszuto's status within the Company, shall not be deemed "Good Reason"; or

          (e) any relocation of the Company's headquarters outside of the Chicago metropolitan area; or

          (f) the breach by the Company of any of its covenants or obligations under this Agreement.

     If the employment is terminated by Rzeszuto for Good Reason, Rzeszuto shall be entitled to receive:

          6.2.1. the unpaid portion of his base salary for the remainder of his term of employment (but not for more than a 12 month period), payable on the Company's regular pay schedule; and

          6.2.2. reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the termination; and

          6.2.3. a severance amount equal to his base salary, plus his bonuses earned from the Company for the calendar year preceding the year in which notice is given by Rzeszuto to the Company, payable in equal installments on the Company's regular pay schedule, commencing within 30 days after receipt by the Company of written notice from Rzeszuto and continuing for 12 months.

     6.3. By Expiration of the Term of Employment. If the term of employment expires and notice has been given by the Company that the term will not be extended or further extended pursuant to Paragraph 1 of this Agreement, Rzeszuto shall be entitled to receive:

          6.3.1. Accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the expiration of the Term of Employment; and

          6.3.2. A severance amount equal to his base salary plus his bonuses earned for the calendar year preceding the date of expiration, payable in equal installments on the Company's regular pay schedule commencing within 30 days and continuing for 12 months.

     6.4. By Company For Cause. The Company may terminate the employment at any time for Cause (as hereinafter defined). If Rzeszuto is terminated by the Company for Cause, Rzeszuto shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to all periods prior to and including the date of his termination, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of his termination.

     "Cause" means Rzeszuto's (a) conviction of , or plea of nolo contendere to a felony; (b) theft or embezzlement, or attempted theft or embezzlement, of money or property or assets of the Company or any of its affiliates; (c) use of illegal drugs; (d) material breach of this Agreement; (e) commission of any act or acts of moral turpitude in violation of Company policy; (f) gross negligence or willful misconduct in the performance of his duties; or (g) breach of any fiduciary duty owed to the Company, including, without limitation, engaging in directly competitive acts while employed by the Company.

     6.5. By the Company. The Company may terminate Rzeszuto's employment on written notice to Rzeszuto at any time. If Rzeszuto's employment is terminated by the Company, other than for Cause, Rzeszuto shall be entitled to receive:

          6.5.1. the unpaid portion of his base salary for the remaining portion of the term of employment, payable on the Company's regular pay schedule; and

          6.5.2. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          6.5.3. severance pay equal to his base salary plus his bonuses earned from the Company for the year preceding the year of termination.

     6.6. By Death or Disability. If Rzeszuto's employment is terminated due to his death or permanent disability, Rzeszuto shall be entitled to severance pay in accordance with the provisions of 6.5.2 and 6.5.3 above. In addition, if Rzeszuto's spouse is then living, for the remainder of such spouse's life the Company shall continue to provide health coverage for Rzeszuto's spouse and dependent children in accordance with the Company's health plans made generally available to employees of the Company, without cost to Rzeszuto's spouse. Nothing in this Agreement shall affect Rzeszuto's right to receive death benefit payments under any policy of insurance carried by the Company and payable to Rzeszuto or his designated beneficiary.

     6.7. Retirement. Rzeszuto agrees that, in any event, his employment shall terminate automatically on his sixty-fifth birthday. If his employment is terminated pursuant to this Section 6.7., Rzeszuto shall be entitled to:

          6.7.1. accrued vacation pay and reimbursement for reasonable expenses incurred on behalf of the Company prior to the date of termination, and

          6.7.2. in addition, Rzeszuto shall be entitled to participate in the Company's health plan for retirees.

7.  Change in Control.  In the event of a Change in Control, provided
Rzeszuto is either (a) still employed by the Company 6 months after the date of the Change in Control, or (b) has been terminated by the Company during that 6-month period other than for Cause, Rzeszuto shall be entitled to resign before the first anniversary of the Change in Control. Upon termination of his employment after a Change in Control, except by Rzeszuto's resignation within six months after the Change in Control or by the Company for Cause, Rzeszuto shall be entitled to:

          7.1. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          7.2. severance pay equal to his base salary plus his bonuses earned from the Company for the year preceding the year in which the Change in Control occurs, payable in equal installments on the Company's regular pay schedule commencing within 30 days after termination of Rzeszuto's employment and continuing for 12 months.

     "Change in Control" shall mean a change in control of a nature that would be required to be reported in responses to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended and presently in force (the "Exchange Act"); provided that, without limitation, a Change in Control shall be deemed to have occurred if (a) any

Person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of United Stationers Inc. representing thirty percent (30%) or more of the combined voting power of United Stationers Inc.'s then outstanding equity having the power to seat the Board generally, or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by United Stationers Inc.'s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

     8. Stay Bonus. In addition to the payments to which Rzeszuto may be entitled pursuant to Section 6 or 7 above, unless Rzeszuto resigns prior to March 30, 1996, effective March 30, 1996, Rzeszuto shall also be entitled to receive the Stay Bonus and medical benefits to which he is entitled under the United Stationers Inc. Employee Benefits Trust dated March 22, 1995.

     9. Medical Benefits. The Company makes the following covenants to Rzeszuto with respect to Rzeszuto's medical benefits ("Medical Benefits"):

          9.1 In the event the United Stationers Medical Plan ("Plan") remains in effect and Rzeszuto's employment with the Company terminates for any reason, Rzeszuto (and Rzeszuto's covered dependents at the time of such termination of employment) shall be entitled to continue to participate in the Plan until Rzeszuto attains age sixty-five (65), and Rzeszuto's spouse shall be entitled to continue to participate, in her own right, in the Plan until Rzeszuto's spouse attains age sixty-five (65), but not for a period in excess of ten (10) years following Rzeszuto's termination of employment with the Company; provided that, in the event Rzeszuto terminates employment with the Company prior to attaining age fifty-five (55) Rzeszuto (and Rzeszuto's covered dependents at the time of such termination of employment) shall have the right to participate in the Plan for a period of ten (10) years, such period to commence on either Rzeszuto's termination of employment with the Company or the date Rzeszuto attains age fifty-five
     (55) as Rzeszuto shall elect in writing at the time of his termination of employment, under the same terms and conditions applicable to persons who are provided coverage as active employees under the Plan; provided, however, that a minimum $1,000,000 Comprehensive Medical Lifetime Maximum Payment shall remain applicable to Rzeszuto (and Rzeszuto's covered dependents at the time of the termination of employment).

          9.2 In the event of the termination of the Plan or any cessation of coverage under the Plan not occurring in accordance with the terms of the Plan as in effect on September 1, 1995 (the date any such event first occurs being referred to as the 'Coverage Cessation Date'), Rzeszuto shall be entitled to and the Company shall pay to Rzeszuto TWO THOUSAND SEVEN HUNDRED DOLLARS ($2,700.00) per month for the period commencing on the first day of the month following the month in which the Coverage Cessation Date occurs and ending on the first to occur of:

               (i) the later of the date Rzeszuto or Rzeszuto's spouse attains age sixty-five (65);

               (ii) in the event of the death of Rzeszuto, the date the spouse of Rzeszuto attains age sixty-five (65);

               (iii) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

               (iv)  March 30, 1998.

          9.3 After the Coverage Cessation Date, the Company shall pay claims or reimburse expenses for those medical expenses which are considered deductible under section 213 of the Code or any successor provision, (without regard to any applicable threshold for deductibility) to Rzeszuto, subject to the following terms and conditions:

               (i) Rzeszuto (or any of Rzeszuto's covered dependents as of the Coverage Cessation Date) if covered by a medical plan maintained by Rzeszuto's then current employer or a medical plan maintained by the employer of the spouse of Rzeszuto, has exceeded the lifetime maximum benefit provided in such plan;

               (ii) payment of medical expenses or reimbursement for such claims under this subsection 9.3 shall not in the aggregate exceed the lesser of the following amounts:

                     (a) a maximum of $300,000 for Rzeszuto and all dependents (on an aggregate basis) of Rzeszuto as of the Coverage Cessation Date; or

                    (b) the amount by which $700,000 exceeds the aggregate amount of all medical claims under this subsection 9.3 for the group of employees referred to as "Contract Officers" under the
               Plan   (including all covered dependents of such Contract
               Officers as of the Coverage Cessation Date) prior to the date of the requested payment by the Contract Officer; and

               (iii) reimbursement for such claims under this subsection 9.3 shall be made for the period commencing on the Coverage Cessation Date and ending on the first to occur of:

                    (a) the later of the date Rzeszuto or Rzeszuto's spouse attains age sixty-five;

                    (b) in the event of the death of Rzeszuto, the date the spouse of Rzeszuto attains age sixty-five (65);

                    (c) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

                    (d)  March 30, 1998.

     The coverage provided under this Section 9.3 shall be separate and in addition to the coverage provided under Section 9.2 above.

          9.4 In addition, if Rzeszuto is or becomes an eligible retired officer in accordance with the definition of a "retired officer" contained in the Company's Officer Medical Expense Reimbursement Policy (presently LD-3)("Policy"), or a similar policy, Rzeszuto shall be entitled to the medical expense reimbursement benefits thereof whether or not the Policy is later modified or revoked.



     10.  Miscellaneous.

          10.1. All notices hereunder shall be given in writing and sent to the party for whom such is intended by hand delivery or United States certified or registered mail, return receipt requested, postage prepaid, or overnight courier service, addressed to the party for whom intended at the following respective addresses:


                If to the Company:

                                 United Stationers Supply Co.
                                 2200 E. Golf Road
                                 Des Plaines, IL  60016
                                 Attn:  President

                If to Rzeszuto:  9 S. 433 Helen Court
                                 Downers Grove, IL 60516



     or to such other persons and/or at such other addresses as may be designated by written notice served in accordance with the provisions hereof. Such notices shall be deemed to have been served, if hand delivered, on the day delivered, and if mailed, on the third day following the date deposited in the mail. Urgent notices shall be given by Telex or cable to the same addresses and confirmed by mail as provided above. All notices sent by Telex or cable shall be deemed to have been served upon receipt of the Telex or cable, but only if in fact confirmed by mail promptly after dispatch of the Telex or cable.

          10.2. This Agreement and all rights and benefits hereunder are personal to Rzeszuto and neither this Agreement nor any right or interest of Rzeszuto herein, or arising hereunder, shall be voluntarily or involuntarily sold, transferred or assigned by Rzeszuto. Any attempt by Rzeszuto to assign, execute, attach, transfer, pledge, hypothecate or otherwise dispose of any such benefits or amounts or any rights or interests contrary to the foregoing provisions, or the levy or attachment or similar process thereupon, shall be null and void and of no effect and shall relieve the Company of all liabilities hereunder. This Agreement and all of the Company's right and obligations hereunder may be assigned and/or delegated, as the case may be, without Rzeszuto's consent, to any entity which merges with the Company or which acquires substantially all of the assets of the Company and which agrees to be bound hereby. The enforceability of Rzeszuto's rights under the Agreement shall not be affected by any assignment or merger.

          10.3. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns.

          10.4. This Agreement constitutes the entire agreement between the parties and contains all the agreements between such parties with respect to the subject matter hereof. This Agreement supersedes all other agreements, oral or in writing, between the parties with respect to the subject matter hereof, including but not limited to the Employment and Consulting Agreement between Rzeszuto and United Stationers Inc. and United Stationers Supply Co. dated April 3, 1987, as amended February 13, 1995 and August 30, 1995.

          10.5. No change or modification of this Agreement shall be valid unless the same shall be approved by the Board and in writing and signed by Rzeszuto and an authorized representative of the Company other than Rzeszuto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

          10.6. If any provisions of this Agreement (or portions thereof) shall, for any reason, be invalid or unenforceable, such provisions (or portions thereof) shall be ineffective only to the extent of such invalidity or unenforceability, and the remaining provisions or portions shall nevertheless be valid, enforceable and of full force and effect.

          10.7 The Section or paragraph headings or titles are for convenience only and shall not be deemed a part of this Agreement.

          10.8 This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute a single instrument.

          10.9 If Rzeszuto or his estate or designee prevails in any action to enforce their rights under this Agreement, they shall be entitled to receive their attorneys' fees, costs and expenses incurred in enforcing their rights under this Agreement, as well as interest at the Prime Rate as publicly announced by The Northern Trust Company from time to time on the amount of the judgment from the date of demand for payment hereunder through the date of receipt of the amount of the judgment.


     11.  Arbitration.   Each of the undersigned hereby agrees that any
controversy or claim arising out of or relating to this Agreement, or the breach thereof, including but not limited to any claims of discrimination and wrongful termination, will be submitted for arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.






                                 UNITED STATIONERS SUPPLY CO.,
                                 an Illinois corporation


ATTEST:                          By:
       -----------------------      ----------------------------
          Daniel H. Bushell           Tom Sturgess
          Secretary                   Chairman of the Board and
                                      Chief Executive Officer



                                 -------------------------------
                                      Ted S. Rzeszuto

                                   EXHIBIT A
                            TO EMPLOYMENT AGREEMENT
                                TED S. RZESZUTO

     The following are benefit plans, programs and policies in which Rzeszuto is entitled to participate as of September 1, 1995:

          United Stationers Supply Co. Pension Plan

          United Stationers Inc. Profit Sharing PluSavings Plan

          United Stationers Inc. Flexible Spending Plan

          United Stationers Management Incentive Plan

          United Group Medical and Dental Benefit Plans

          Officer Medical Expense Reimbursement Policy

          Retiree Health Plan

          Annual physical exam at Company expense

          Leased auto or equivalent cash compensation in accordance with Policy

          Group Term Life Insurance - 2-1/2 times base salary

          Travel and Accident Insurance - $300,000

          Split Dollar Life Insurance

          Disability Insurance in accordance with insurance policy

          Club and Association Dues - in accordance with Company Policy

          Financial and Tax Consulting - and tax return preparation, in accordance with Company Policy

          Officer Indemnification and Insurance - D&O insurance is provided on a claims-made basis; and Restated Certificate of Incorporation, and Delaware and Illinois law provide indemnification of officers and directors

          Other - Vacations in accordance with Company Policy; other benefits that may from time to time be made available to employees generally

                             EMPLOYMENT AGREEMENT
                             --------------------

     This Employment Agreement ("Agreement") is made as of October 1, 1995 by and between United Stationers Supply Co., an Illinois corporation (the "Company") and Albert Shaw ("Shaw").

     In consideration of the mutual promises and agreements contained in this Agreement, the Company hereby employs Shaw, and Shaw accepts employment with the Company on the terms and conditions contained in this Agreement.

     1. Term of Employment. The term of employment shall commence as of the date of this Agreement and shall continue until September 30, 1996, and thereafter shall be extended automatically for additional one-year periods unless written notice is given by either party to the other at least 60 days prior to the end of such term, or any extension thereof.

     2. Position and Duties. During the term of employment, Shaw shall serve as Vice President, Operations of the Company, and, in accordance with the authority and direction of the board of directors of the Company (the "Board") shall render such operational, administrative and other services to the Company as may be required of such position or as the Board may from time to time direct. Shaw shall be available at all reasonable times for consultation with the Board on matters relating to the Company's, or its affiliates' business.

     Shaw shall devote his best efforts and his full and exclusive business time and attention (except for reasonable periods of vacation, illness or other incapacity) to the business and affairs of the Company and its affiliates.

     3. Compensation. During the term of employment, Shaw shall be compensated as follows:

          3.1. Base Salary. Shaw shall receive a base salary of no less than $155,000.00 per year, payable in accordance with the Company's normal payment schedule for management employees. The base salary shall be reviewed by the Board annually and may, in the Board's sole discretion, be increased when deemed appropriate.

          3.2. Bonus. Shaw shall be eligible to participate in any bonus plans approved by the Board and made generally available to senior management employees of the Company, and shall be entitled to such bonus amounts as shall be determined in accordance with such plans.

          3.3. Benefits. Shaw shall be included, to the extent eligible, in all plans, programs and policies providing general benefits for the Company's employees or its senior management employees (as approved by the Board and in effect from time to time). The benefit plans, programs and policies presently in effect are listed on Exhibit A attached to this Agreement. This paragraph shall not be construed to require the Company to establish or maintain any policy, plan or program.

     4.  Confidential Information.

     4.1. Shaw acknowledges the Company's exclusive ownership of all information useful in the Company's business (including its dealings with suppliers, customers and other third parties, whether or not a true "trade secret"), which at the time or times concerned is not generally known to persons engaged in businesses similar to those conducted by the Company, and which has been or is from time to time disclosed to, discovered by, or otherwise known by Shaw as a consequence of his employment by the Company (including information conceived, discovered or developed by Shaw during his employment with the Company) (collectively, "Confidential Information"). Confidential Information includes, but is not limited to the following especially sensitive types of information:

          (i) The identity, purchase and payment patterns of, and special relations with, the Company's customers;

          (ii) The identity, net prices and credit terms of, and special relations with, the Company's suppliers;

          (iii) The Company's inventory selection and management techniques;

          (iv)  The Company's product development and marketing plans; and

          (v)   The Company's finances, except to the extent publicly disclosed.

     4.2. The term "Proprietary Materials" shall mean all business records, documents, drawings, writings, software, programs and other tangible things which were or are created or received by or for the Company in furtherance of its business, including, by or but not limited to, those which contain Confidential Information. For example, Proprietary Materials include, but are not limited to, the following especially sensitive types of materials: applications software, the data bases of Confidential Information maintained in connection with such software, and printouts generated from such data bases; market studies and strategic plans; customer, supplier and employee lists; contracts and correspondence with customers and suppliers; documents evidencing transactions with customers and supplier; sales calls reports, appointment books, calendars, expense statements and the like, reflecting conversations with any company, customer or supplier; architectural plans; and purchasing, sales and policy manuals. Proprietary Materials also include, but are not limited to, any such things which are created by Shaw or with Shaw's assistance and all notes, memoranda and the like prepared using the Proprietary Materials and/or Confidential Information.

     4.3. While some of the information contained in Proprietary Materials may have been known to Shaw prior to employment with the Company, or may now or in the future be in the public domain, Shaw acknowledges that the compilation of that information contained in the

Proprietary Materials has or will cost the Company a great effort and expense, and affords persons to whom Proprietary Materials are disclosed, including Shaw, a competitive advantage over persons who do not know the information or have the compilation of the Proprietary Materials. Shaw further acknowledges that Confidential Information and Proprietary Materials include commercially valuable trade secrets and automatically become the Company's exclusive property when they are conceived, created or received. Shaw shall report to the Company fully and promptly, orally (or, at the Company's request, in writing) all discoveries, inventions and improvements, whether or not patentable, and all other ideas, developments, processes, techniques, designs and other information which may be of benefit to the Company, which Shaw conceives, makes or develops during his employment (whether or not during working hours or with use or assistance of Company facilities, materials or personnel, and which either (i) relate to or arise out of any part of the Company's business in which Shaw participates, or
(ii) incorporate or make use of Confidential Information or Proprietary Materials) (all items referred to in this Section 4.3 being sometimes collectively referred to herein as the "Intellectual Property"). All Intellectual property shall be deemed Confidential Information of the Company, and any writing or other tangible things describing, referring to, or containing Intellectual Property shall be deemed the Company's Proprietary Materials. At the request of the Company, during or after the term of employment, Shaw (or after Shaw's death, Shaw's personal representative) shall, at the expense of the Company, make, execute and deliver all papers, assignments, conveyances, installments or other documents, and perform or cause to be performed such other lawful acts, and give such testimony, as the Company deems necessary or desirable to protect the Company's ownership rights and Intellectual Property.

     4.4. Confidentiality Duties.   Shaw shall, except as may be required by
law, during the term of employment, and thereafter for the longest time permitted by applicable law:

          4.4.1. Comply with all of the Company's instructions (whether oral or written) for preserving the confidentiality of Confidential Information and Proprietary Materials.

          4.4.2. Use Confidential Information and Proprietary Materials only at places designated by the Company, in furtherance of the Company's business, and pursuant to the Company's directions.

          4.4.3. Exercise appropriate care to advise other employees of the Company (and, as appropriate, subcontractors) of the sensitive nature of Confidential Information and Proprietary materials prior to their disclosure, and to disclose the same only on a need-to-know basis.

          4.4.4. Not copy all or any part of Proprietary Materials, except as the Company directs.

          4.4.5. Not sell, give, loan or otherwise transfer any copy of all or any part of Proprietary Materials to any person who is not an employee of the Company, except as the Company directs.

          4.4.6. Not publish, lecture on or otherwise disclose to any person who is not an employee of the Company, except as the Company directs, all or any part of Confidential Information or Proprietary Materials.

          4.4.7. Not use all or any part of any Confidential Information or Proprietary Materials for the benefit of any third party without the Company's written consent.

     Upon the termination of Shaw's employment for whatever reason, Shaw (or in the event of death, Shaw's personal representative) shall promptly surrender to the Company the original and all copies of Proprietary Materials (including all notes, memoranda and the like concerning or derived therefrom), whether prepared by Shaw or others, which are then in Shaw's possession or control. Records of payments made by the Company to or for the benefit of Shaw, Shaw's copy of this Agreement and other such things, lawfully possessed by Shaw which relate solely to taxes payable by Shaw, employee benefits due to Shaw or the terms of Shaw's employment with the Company, shall not be deemed Proprietary Materials for purposes of this Section 4.

     5.   Non-competition.

     5.1. During Shaw's employment, and during the two year period following his employment), Shaw shall not, in any way, directly or indirectly, manage, operate, control (or participate in any of the foregoing), accept employment or a consulting position with or otherwise advise or assist or be connected with or directly or indirectly own or have any other interest in or right with respect to (other than through ownership of not more than 1% of the outstanding shares of a corporation's stock which is listed on a national securities exchange) any enterprise (other than for the Company or for the benefit of the Company) which is a wholesaler of office products having annual sales in excess of $1,000,000.

     5.2. Notwithstanding Section 5.1., following the term of employment, Shaw may be engaged in the business of selling office products at retail and Shaw may be engaged by any company whose principal business is the manufacture of office products.

     5.3. Shaw recognizes that the foregoing limitations are reasonable and properly required for the adequate protection of the business of the Company. If any such limitations are deemed to be unreasonable by a court having jurisdiction of the matter and parties, Shaw hereby agrees and submits to the reduction of any such limitations to such territory or time as to such court shall appear reasonable.

     5.4. If Shaw shall be in violation of any of the foregoing restrictive covenants and if the Company seeks relief from such breach in any court or other tribunal, such covenants shall be extended for a period of time equal to the pendency of such proceedings, including all appeals.

     5.5. Shaw agrees that the remedy at law for any breach of the provisions of
Section 4 or this Section 5 shall be inadequate and that the Company shall be entitled to injunctive relief in addition to any other remedies it may have.

     6.   Termination and Severance.

     6.1. Resignation. If Shaw resigns, or if Shaw gives notice to the Company of non-extension of the term of employment pursuant to Paragraph 1, he shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to and including the date of resignation, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination.

     6.2. By Shaw For Good Reason. Shaw may elect to terminate his employment by written notice to the Company within 60 days after the occurrence of any of the following events without Shaw's consent, any of which shall be deemed "Good Reason":

          (a) the reduction of Shaw's base salary;

          (b) the exclusion of Shaw from, or diminution in Shaw's participation in, any pension, bonus, management incentive, profit sharing and other similar incentive, compensation or deferred compensation plans made available to employees of the Company or to officers or management personnel of the Company at the level of vice president or lower, other than exclusions, changes or diminutions applicable to all employees or such management personnel or officers; or

          (c) any diminution in expense reimbursement benefits enjoyed by Shaw, except pursuant to a general change in the Company's reimbursement policies; or

          (d) any material reduction in Shaw's title or duties which has the effect of materially reducing Shaw's status within the Company; provided, however, that any change in the office or officer to whom Shaw reports, or in Shaw's duties or title which does not diminish Shaw's status within the Company, shall not be deemed "Good Reason"; or

          (e) any relocation of the Company's headquarters outside of the Chicago metropolitan area; or

          (f) the breach by the Company of any of its covenants or obligations under this Agreement.

     If the employment is terminated by Shaw for Good Reason, Shaw shall be entitled to receive:

          6.2.1. the unpaid portion of his base salary for the remainder of his term of employment (but not for more than a 12 month period), payable on the Company's regular pay schedule; and

          6.2.2. reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the termination; and

          6.2.3. a severance amount equal to his base salary, plus his bonuses earned from the Company for the calendar year preceding the year in which notice is given by Shaw to the Company, payable in equal installments on the Company's regular pay schedule, commencing within 30 days after receipt by the Company of written notice from Shaw and continuing for 12 months.

     6.3. By Expiration of the Term of Employment. If the term of employment expires and notice has been given by the Company that the term will not be extended or further extended pursuant to Paragraph 1 of this Agreement, Shaw shall be entitled to receive:

          6.3.1. Accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the expiration of the Term of Employment; and

          6.3.2. A severance amount equal to his base salary plus his bonuses earned for the calendar year preceding the date of expiration, payable in equal installments on the Company's regular pay schedule commencing within 30 days and continuing for 12 months.

     6.4. By Company For Cause.     The Company may terminate the employment at
any time for Cause (as hereinafter defined). If Shaw is terminated by the Company for Cause, Shaw shall be entitled to receive only the unpaid portion of his base salary and accrued vacation attributable to all periods prior to and including the date of his termination, and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of his termination.

     "Cause" means Shaw's (a) conviction of , or plea of nolo contendere to a felony; (b) theft or embezzlement, or attempted theft or embezzlement, of money or property or assets of the Company or any of its affiliates; (c) use of illegal drugs; (d) material breach of this Agreement; (e) commission of any act or acts of moral turpitude in violation of Company policy; (f) gross negligence or willful misconduct in the performance of his duties; or (g) breach of any fiduciary duty owed to the Company, including, without limitation, engaging in directly competitive acts while employed by the Company.

     6.5. By the Company. The Company may terminate Shaw's employment on written notice to Shaw at any time. If Shaw's employment is terminated by the Company, other than for Cause, Shaw shall be entitled to receive:

          6.5.1. the unpaid portion of his base salary for the remaining portion of the term of employment (but not for more than 12 months), payable on the Company's regular pay schedule; and

          6.5.2. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          6.5.3. severance pay equal to his base salary plus his bonuses earned from the Company for the year preceding the year of termination.

     6.6. By Death or Disability. If Shaw's employment is terminated due to his death or permanent disability, Shaw shall be entitled to severance pay in accordance with the provisions of 6.5.2 and 6.5.3 above. In addition, if Shaw's spouse is then living, for the remainder of such spouse's life the Company shall continue to provide health coverage for Shaw's spouse and dependent children in accordance with the Company's health plans made generally available to employees of the Company, without cost to Shaw's spouse. Nothing in this Agreement shall affect Shaw's right to receive death benefit payments under any policy of insurance carried by the Company and payable to Shaw or his designated beneficiary.

     6.7. Retirement. Shaw agrees that, in any event, his employment shall terminate automatically on his sixty-fifth birthday. If his employment is terminated pursuant to this Section 6.7., Shaw shall be entitled to:

          6.7.1. accrued vacation pay and reimbursement for reasonable expenses incurred on behalf of the Company prior to the date of termination, and

          6.7.2. in addition, Shaw shall be entitled to participate in the Company's health plan for retirees.

7. Change in Control. In the event of a Change in Control, provided Shaw is either (a) still employed by the Company 6 months after the date of the Change in Control, or (b) has been terminated by the Company during that 6-month period other than for Cause, Shaw shall be entitled to resign before the first anniversary of the Change in Control. Upon termination of his employment after a Change in Control, except by Shaw's resignation within six months after the Change in Control or by the Company for Cause, Shaw shall be entitled to:

          7.1. accrued vacation pay and reimbursement for reasonable reimbursable expenses incurred on behalf of the Company prior to the date of termination; and

          7.2. severance pay equal to his base salary plus his bonuses earned from the Company for the year preceding the year in which the Change in Control occurs, payable in equal installments on the Company's regular pay schedule commencing within 30 days after termination of Shaw's employment and continuing for 12 months.

     "Change in Control" shall mean a change in control of a nature that would be required to be reported in responses to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended and presently in force (the "Exchange Act"); provided that, without limitation, a Change in Control shall be deemed to have occurred if (a) any

Person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of United Stationers Inc. representing thirty percent (30%) or more of the combined voting power of United Stationers Inc.'s then outstanding equity having the power to seat the Board generally, or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by United Stationers Inc.'s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

     8. Medical Benefits. The Company makes the following covenants to Shaw with respect to Shaw's medical benefits ("Medical Benefits"):

          8.1 In the event the United Stationers Medical Plan ("Plan") remains in effect and Shaw's employment with the Company terminates for any reason, Shaw (and Shaw's covered dependents at the time of such termination of employment) shall be entitled to continue to participate in the Plan until Shaw attains age sixty-five (65), and Shaw's spouse shall be entitled to continue to participate, in her own right, in the Plan until Shaw's spouse attains age sixty-five (65), but not for a period in excess of ten (10) years following Shaw's termination of employment with the Company; provided that, in the event Shaw terminates employment with the Company prior to attaining age fifty-five (55) Shaw (and Shaw's covered dependents at the time of such termination of employment) shall have the right to participate in the Plan for a period of ten (10) years, such period to commence on either Shaw's termination of employment with the Company or the date Shaw attains age fifty-five (55) as Shaw shall elect in writing at the time of his termination of employment, under the same terms and conditions applicable to persons who are provided coverage as active employees under the Plan; provided, however, that a minimum $1,000,000 Comprehensive Medical Lifetime Maximum Payment shall remain applicable to Shaw (and Shaw's covered dependents at the time of the termination of employment).

          8.2 In the event of the termination of the Plan or any cessation of coverage under the Plan not occurring in accordance with the terms of the Plan as in effect on October 1, 1995 (the date any such event first occurs being referred to as the 'Coverage Cessation Date'), Shaw shall be entitled to and the Company shall pay to Shaw THREE THOUSAND SEVENTY DOLLARS ($3,070.00) per month for the period commencing on the first day of the month following the month in which the Coverage Cessation Date occurs and ending on the first to occur of:

               (i) the later of the date Shaw or Shaw's spouse attains age sixty-five (65);

               (ii) in the event of the death of Shaw, the date the spouse of Shaw attains age sixty-five (65);

               (iii) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

               (iv)  March 30, 1998.

          8.3 After the Coverage Cessation Date, the Company shall pay claims or reimburse expenses for those medical expenses which are considered deductible under section 213 of the Code or any successor provision, (without regard to any applicable threshold for deductibility) to Shaw, subject to the following terms and conditions:

               (i) Shaw (or any of Shaw's covered dependents as of the Coverage Cessation Date) if covered by a medical plan maintained by Shaw's then current employer or a medical plan maintained by the employer of the spouse of Shaw, has exceeded the lifetime maximum benefit provided in such plan;

               (ii) Payment of medical expenses or reimbursement for such claims under this subsection 8.3 shall not in the aggregate exceed the lesser of the following amounts:

                     (a) a maximum of $300,000 for Shaw and all dependents (on an aggregate basis) of Shaw as of the Coverage Cessation Date; or

                     (b) the amount by which $700,000 exceeds the aggregate amount of all medical claims under this subsection 8.3 for the group of employees referred to as "Contract Officers" under the Plan (including all covered dependents of such Contract Officers as of the Coverage Cessation Date) prior to the date of the requested payment by the Contract Officer; and

               (iii) reimbursement for such claims under this subsection 8.3 shall be made for the period commencing on the Coverage Cessation Date and ending on the first to occur of:

                    (a) the later of the date Shaw or Shaw's spouse attains age sixty-five;

                    (b) in the event of the death of Shaw, the date the spouse of Shaw attains age sixty-five (65);

                    (c) the end of the eighteen (18) month period commencing on the Coverage Cessation Date; or

                    (d)  March 30, 1998.

     The coverage provided under this Section 8.3 shall be separate and in addition to the coverage provided under Section 8.2 above.

          8.4 In addition, if Shaw is or becomes an eligible retired officer in accordance with the definition of a "retired officer" contained in the Company's Officer Medical Expense Reimbursement Policy (presently LD-
     3)("Policy"), or a similar policy, Shaw shall be entitled to the medical expense reimbursement benefits thereof whether or not the Policy is later modified or revoked.

     9.   Miscellaneous.

          9.1. All notices hereunder shall be given in writing and sent to the party for whom such is intended by hand delivery or United States certified or registered mail, return receipt requested, postage prepaid, or overnight courier service, addressed to the party for whom intended at the following respective addresses:


                If to the Company:  United Stationers Supply Co.
                                    2200 E. Golf Road
                                    Des Plaines, IL  60016
                                    Attn:  President

                If to Shaw:         1224 Gartner Road
                                    Naperville, Illinois 60540


     or to such other persons and/or at such other addresses as may be designated by written notice served in accordance with the provisions hereof. Such notices shall be deemed to have been served, if hand delivered, on the day delivered, and if mailed, on the third day following the date deposited in the mail. Urgent notices shall be given by Telex or cable to the same addresses and confirmed by mail as provided above. All notices sent by Telex or cable shall be deemed to have been served upon receipt of the Telex or cable, but only if in fact confirmed by mail promptly after dispatch of the Telex or cable.

          9.2. This Agreement and all rights and benefits hereunder are personal to Shaw and neither this Agreement nor any right or interest of Shaw herein, or arising hereunder, shall be voluntarily or involuntarily sold, transferred or assigned by Shaw. Any attempt by Shaw to assign, execute, attach, transfer, pledge, hypothecate or otherwise dispose of any such benefits or amounts or any rights or interests contrary to the foregoing provisions, or the levy or attachment or similar process thereupon, shall be null and void and of no effect and shall relieve the Company of all liabilities hereunder. This Agreement and all of the Company's right and obligations hereunder may be assigned and/or delegated, as the case may be, without Shaw's consent, to any entity which merges with the Company or which acquires substantially all of the assets of the Company and which agrees to be bound hereby. The enforceability of Shaw's rights under the Agreement shall not be affected by any assignment or merger.

          9.3. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns.

          9.4. This Agreement constitutes the entire agreement between the parties and contains all the agreements between such parties with respect to the subject matter hereof. This Agreement supersedes all other agreements, oral or in writing, between the parties with respect to the subject matter hereof.

          9.5. No change or modification of this Agreement shall be valid unless the same shall be approved by the Board and in writing and signed by Shaw and an authorized representative of the Company other than Shaw. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

          9.6. If any provisions of this Agreement (or portions thereof) shall, for any reason, be invalid or unenforceable, such provisions (or portions thereof) shall be ineffective only to the extent of such invalidity or unenforceability, and the remaining provisions or portions shall nevertheless be valid, enforceable and of full force and effect.

          9.7 The Section or paragraph headings or titles are for convenience only and shall not be deemed a part of this Agreement.

          9.8 This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute a single instrument.

          9.9 If Shaw or his estate or designee prevails in any action to enforce their rights under this Agreement, they shall be entitled to receive their attorneys' fees, costs and expenses incurred in enforcing their rights under this Agreement, as well as interest at the Prime Rate as publicly announced by The Northern Trust Company from time to time on the amount of the judgment from the date of demand for payment hereunder through the date of receipt of the amount of the judgment.

     10.  Arbitration.   Each of the undersigned hereby agrees that any
controversy or claim arising out of or relating to this Agreement, or the breach thereof, including but not limited to any claims of discrimination and wrongful termination, will be submitted for arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

                                 UNITED STATIONERS SUPPLY CO.,
                                 an Illinois corporation


ATTEST:                          By:
       -----------------------      -----------------------------
          Daniel H. Bushell          Tom Sturgess
          Secretary                  Chairman of the Board and
                                     Chief Executive Officer


                                 --------------------------------
                                     Albert Shaw

                                   EXHIBIT A
                            TO EMPLOYMENT AGREEMENT
                                  ALBERT SHAW

     The following are benefit plans, programs and policies in which Shaw is entitled to participate as of October 1, 1995:

          United Stationers Supply Co. Pension Plan

          United Stationers Inc. Profit Sharing PluSavings Plan

          United Stationers Inc. Flexible Spending Plan

          United Stationers Inc. Management Equity Plan

          United Stationers Management Incentive Plan

          United Group Medical and Dental Benefit Plans

          Officer Medical Expense Reimbursement Policy

          Retiree Health Plan

          Annual physical exam at Company expense

          Leased auto or equivalent cash compensation in accordance with Policy

          Group Term Life Insurance - 2 1/2 times base salary

          Travel and Accident Insurance - $300,000

          Split Dollar Life Insurance

          Disability Insurance in accordance with insurance policy

          Club and Association Dues - in accordance with Company Policy

          Financial and Tax Consulting - and tax return preparation, in accordance with Company Policy

          Officer Indemnification and Insurance - D&O insurance is provided on a claims-made basis; and Restated Certificate of Incorporation, and Delaware and Illinois law provide indemnification of officers and directors

          Other - Vacations in accordance with Company Policy; other benefits that may from time to time be made available to employees generally